UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

DIADEXUS, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

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349 Oyster Point Boulevard

South San Francisco, CA 94080

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 9, 2015

NOTICE HEREBY IS GIVEN that the 2015 Annual Meeting of Stockholders of Diadexus, Inc. will be held at 349 Oyster Point Boulevard, South San Francisco, CA 94080, on Thursday, June 9, 2015, at 1:00 p.m., local time, for the following purposes:

1.	Electing the six director nominees named in the attached Proxy Statement;

2.	Approving, on an advisory basis, the compensation of our named executive officers, as disclosed in the attached Proxy Statement;

3.	Approving a series of alternate amendments to the Company’s Restated Certificate of Incorporation to effect, at the discretion of the Board of Directors:

•	a reverse stock split of the Company’s common stock, whereby each outstanding 8, 10, 12, or 15 shares would be converted and changed into one share of common stock;

•

for reverse stock splits in the range of 1 for 8 to 1 for 15, a reduction in the number of authorized shares of the Company’s common stock from 100,000,000 to 50,000,000 upon any reverse split actually effected;

4.

Approving the 2012 Equity Incentive Award Plan (the “2012 Plan”), as amended, (i) to increase the number of authorized shares reserved for issuance under the 2012 Plan by 4,000,000 shares, and (ii) for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, prior to giving effect to any reverse stock split;

5.	Ratifying the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015; and

6.	Such other business as properly may come before the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the Annual Meeting. Information relating to the above matters is set forth in the attached Proxy Statement. Stockholders of record at the close of business on April 9, 2015 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. This Notice of Annual Meeting of Stockholders, Proxy Statement and proxy card are being mailed to stockholders beginning on or about April 29, 2015.

It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting in person. You may vote in person at the Annual Meeting or vote by proxy over the telephone, through the Internet or by completing and mailing the proxy card that may be delivered to you. Voting by proxy will ensure your shares are represented at the Annual Meeting. If you do attend the Annual Meeting, you may, of course, withdraw your proxy should you wish to vote in person. Please read the enclosed information carefully before voting.

By Order of the Board of Directors.

Lori F. Rafield, Ph.D.

Chief Executive Officer

South San Francisco, CA

April 29, 2015

Important Notice Regarding the Availability of Proxy Materials for

the Stockholder Meeting To Be Held on June 9, 2015:

The Proxy Statement and our Annual Report on Form 10-K

for the year ended December 31, 2014 are available at http://investors.diadexus.com/annuals-proxies.cfm.

PLEASE CAREFULLY READ THE ATTACHED PROXY STATEMENT. EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY TELEPHONE OR OVER THE INTERNET OR COMPLETE, EXECUTE, DATE AND RETURN THE PROXY CARD THAT MAY BE MAILED TO YOU AS PROMPTLY AS POSSIBLE TO ENSURE YOUR REPRESENTATION AT THE MEETING. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

Page
GENERAL INFORMATION ABOUT THE ANNUAL MEETING	1
GENERAL INFORMATION ABOUT VOTING	1
Record Date	1
Quorum	1
Cost of Solicitation	1
Broker Voting	2
Required Vote	2
How to Vote	3
Revocability of Proxies	4
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	5
PROPOSAL 1 — ELECTION OF DIRECTORS	7
Nominees	7
Director Independence	7
Board Leadership Structure	8
Directors	8
Executive Officers	11
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS	12
The Board’s Role in Risk Oversight	12
The Audit Committee	12
The Compensation Committee	13
Use of a Compensation Consultant	13
The Nominating and Corporate Governance Committee	14
Nomination of Directors	14
Director Criteria and Diversity	15
Communications with the Board of Directors	15
Code of Conduct	16
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS	17
Summary Compensation Table	17
Narrative to Summary Compensation Table	17
Potential Payments Upon Termination or Change in Control	18
Outstanding Equity Awards at Fiscal 2014 Year End Table	20
Director Compensation	20
Narrative to Director Compensation Table	21
Equity Compensation Plan Information	22
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	22
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	24
PROPOSAL 2 — ADVISORY VOTE ON EXECUTIVE COMPENSATION	25
PROPOSAL 3 — AMENDMENTS TO THE RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AND A REDUCTION IN AUTHORIZED SHARES OF COMMON STOCK	26
PROPOSAL 4 — APPROVAL OF AMENDED 2012 EQUITY INCENTIVE AWARD PLAN	33
PROPOSAL 5 — RATIFICATION OF APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	43
AUDIT COMMITTEE REPORT	45
STOCKHOLDER PROPOSALS FOR 2016 ANNUAL MEETING	46
AVAILABILITY OF ANNUAL REPORT ON FORM 10-K	46
DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS	46
OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING	47

DIADEXUS, INC.

349 Oyster Point Boulevard

South San Francisco, CA 94080

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 9, 2015

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

We are providing this Proxy Statement to our stockholders in connection with the solicitation of proxies by our Board of Directors (the “Board”) to be voted at the 2015 Annual Meeting of Stockholders (“Annual Meeting”) and at any adjournment or postponement thereof. The Annual Meeting will be held at 349 Oyster Point Boulevard, South San Francisco, CA 94080, on Thursday, June 9, 2015, at 1:00 p.m., local time. Directions to the Annual Meeting can be found at www.diadexus.com.

In accordance with Securities and Exchange Commission (“SEC”) rules, this year we have elected to provide access to our proxy materials for the Annual Meeting over the Internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) and have provided you with the ability to access the proxy materials on the website referred to in the Notice. You may also request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice.

We intend to mail the proxy materials on or about April  29, 2015.

GENERAL INFORMATION ABOUT VOTING

Record Date

Only holders of record of our Common Stock as of the close of business on the record date, April 9, 2015, will be entitled to notice of, and to vote at, the Annual Meeting or at any adjournment or postponement thereof. A list of such holders will be open to the examination of any stockholder for any purpose germane to the meeting at Diadexus, Inc., 349 Oyster Point Boulevard, South San Francisco, CA 94080 for a period of ten days prior to the Annual Meeting. The list of stockholders will also be available for such examination at the Annual Meeting. As of April 9, 2015, 57,536,305 shares of our common stock, par value $0.01 per share (the “Common Stock”), were outstanding.

Quorum

Each share of our Common Stock entitles the holder of record thereof to one vote. No other securities are entitled to be voted at the Annual Meeting. Each stockholder may vote in person or by proxy on all matters that properly come before the Annual Meeting and any adjournment or postponement thereof. The presence, in person or by proxy, of stockholders entitled to vote a majority of the shares of Common Stock outstanding on the record date will constitute a quorum for purposes of voting at the Annual Meeting. Properly executed proxies marked “ABSTAIN” or “WITHHOLD AUTHORITY,” as well as broker non-votes (as long as there is a “discretionary” item on the ballot), will be counted as “present” for purposes of determining the existence of a quorum. If a quorum is not present, the Annual Meeting may be adjourned from time to time until a quorum is obtained.

Cost of Solicitation

The Company will bear all expenses of this solicitation, including the cost of preparing and, if applicable, mailing this Proxy Statement. In addition to solicitation by use of the mail, proxies may be solicited by telephone, facsimile or personally by our directors, officers and employees, who will receive no extra compensation for their services. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy soliciting materials to beneficial owners of shares of Common Stock that have requested paper copies.

Broker Voting

Brokers holding shares of record in “street name” for a client have the discretionary authority to vote on some matters if they do not receive instructions from the client regarding how the client wants the shares voted at least ten days before the date of the Annual Meeting. When a broker does not have discretion to vote on a particular matter and the client has not given timely instructions on how the broker should vote, a broker non-vote results. Any broker non-vote will be counted as present at the Annual Meeting for purposes of determining a quorum.

Brokers do not have discretion to vote in the election of directors (Proposal 1), for the advisory approval of the compensation of the Company’s named executive officers (Proposal 2), on the series of alternate amendments to the Company’s Restated Certificate of Incorporation, as amended, to effect a reverse stock split (Proposal 3), or on the increase in the number of authorized shares reserved for issuance under the 2012 Equity Incentive Award Plan (Proposal 4). As a result, if your shares are held by your broker in “street name” and you do not provide your broker with instructions about how your shares should be voted on these proposals, your shares will not be voted on Proposal 1, Proposal 2, Proposal 3, or Proposal 4, resulting in a broker non-vote on those proposals. Please instruct your broker how to vote on these proposals. The proposal to ratify the appointment of our independent registered public accounting firm (Proposal 5) is considered to be a “discretionary” matter on which brokers will be permitted to vote, in their discretion, on behalf of clients who have not furnished voting instructions at least ten days before the date of the Annual Meeting.

Required Vote

Proposal 1

In voting with regard to the proposal to elect directors, you may vote for all nominees, withhold your vote as to all nominees or vote in favor of or withhold your vote as to specific nominees. The vote required to approve Proposal 1 is governed by Delaware law and our Amended and Restated Bylaws and is a plurality of the votes cast by the holders of shares present in person or by proxy and entitled to vote at the Annual Meeting, provided a quorum is present. Neither withheld votes nor broker non-votes will have any effect on the election of directors.

Proposal 2

In voting with regard to the advisory approval of the compensation of the Company’s named executive officers, you may vote for the proposal, against the proposal or abstain from voting. The proposal will be considered to be approved if it receives the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote on the proposal at the Annual Meeting, provided a quorum is present. An abstention will have the same effect as a vote against this proposal. Broker non-votes will have no effect.

Proposal 3

In voting with regard to the proposal to approve a series of amendments to the Company’s Restated Certificate of Incorporation to effect a reverse stock split, you may vote for the proposal or against the proposal, or you may abstain from voting. The vote required to approve Proposal 3 is governed by Delaware law and is the affirmative vote of the holders of a majority of the shares outstanding and entitled to vote on the proposal. As a result, abstentions and broker non-votes will have the same effect as votes against this proposal. If stockholder approval is received for this proposal, the Board will have the sole discretion, until the 2016 Annual Meeting, to elect, as it determines to be in the best interests of the Company and its stockholders, whether to effect a reverse stock split and, if so, the number of shares—8, 10, 12 or 15—of Common Stock that will be combined into one share of Common Stock.

Proposal 4

In voting with regard to the proposal to approve the 2012 Equity Incentive Award Plan (the “2012 Plan”), as amended, (i) to increase the number of authorized shares reserved for issuance under the 2012 Plan by 4,000,000 shares, and (ii) for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, (a) to confirm the applicable award limits for purposes of compliance with Section 162(m), (b) to confirm the existing performance criteria upon which performance goals may be based with respect to performance awards under the 2012 Plan, and (c) to confirm the existing permitted means of adjustment when calculating the attainment of performance goals for performance awards granted under the 2012 Plan, you may vote for the proposal or against the proposal or you may abstain from voting. The vote required to approve Proposal 4 is governed by Delaware law and our Amended and Restated Bylaws and is the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote on the proposal at the Annual Meeting, provided a quorum is present. An abstention will have the same effect as a vote against this proposal. Broker non-votes will have no effect.

Proposal 5

In voting with regard to the proposal to ratify the audit committee’s appointment of the independent registered public accounting firm, you may vote for the proposal, against the proposal or abstain from voting. The vote required to approve Proposal 5 is governed by Delaware law and our Amended and Restated Bylaws and is the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote on the proposal at the Annual Meeting, provided a quorum is present. An abstention will have the same effect as a vote against this proposal. Because brokers have discretionary authority to vote on Proposal 5, we do not expect any broker non-votes in connection with Proposal 5.

How to Vote

Our Board is soliciting your proxy in connection with the Annual Meeting and any postponement or adjournment thereof. If you vote by proxy, your shares will be voted as directed on all matters properly coming before the Annual Meeting for a vote. For Proposal 1, you may vote “FOR” or you may elect to “WITHHOLD AUTHORITY.” For Proposals 2, 3, 4, and 5, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Where specific choices are not indicated by a valid proxy, the shares represented by such proxies will be voted: (1) FOR ALL the nominees for director named in this Proxy Statement; (2) FOR the approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in this Proxy Statement; (3) FOR the series of proposed amendments to the Company’s Restated Certificate of Incorporation, as amended, that would effect a reverse stock split of all outstanding shares of the Company’s Common Stock and reduce the number of authorized shares of the Company’s Common Stock; (4) FOR an increase in the number of authorized shares reserved for issuance under the 2012 Plan; (5) FOR the ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015; and (6) in accordance with the best judgment of the persons named in the proxy, or their substitutes, for any other matters that properly come before the Annual Meeting.

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy over the telephone, vote by proxy through the Internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

•

To vote using the printed proxy card that may be delivered to you, simply complete, sign and date the proxy card that may be delivered and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•

To vote over the telephone, dial toll-free 1-800-652-8683 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the control number from the Notice. Your vote must be received by 11:59 p.m. Eastern Time on June 8, 2015 to be counted.

•

To vote through the Internet, go to www.investorvote.com/DDXS to complete an electronic proxy card. You will be asked to provide the control number from the Notice. Your vote must be received by 11:59 p.m. Eastern Time on June 8, 2015 to be counted.

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the Internet or in person at the Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a Notice containing voting instructions from that organization rather than from us. Simply follow the voting instructions in the Notice to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

If you are a beneficial owner and do not instruct your broker, bank or other agent how to vote your shares, your broker or nominee will be able to vote your shares on Proposal 5, but will not be able to vote your shares on Proposals 1, 2, 3, or 4, resulting in a broker non-vote on those proposals.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

Revocability of Proxies

You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date.

•	You may grant a subsequent proxy by telephone or through the Internet.

•	You may send a timely written notice that you are revoking your proxy to Diadexus, Inc., 349 Oyster Point Boulevard, South San Francisco, CA 94080, Attn: Leone Patterson.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Except for information based on Schedules 13G, as indicated in the footnotes, the following table sets forth information regarding the beneficial ownership of shares of our Common Stock as of March 31, 2015 for:

•	each person known to us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

•	each of our named executive officers;

•	each of our directors; and

•	all directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting and investment power with respect to the securities. Except as otherwise provided by footnote, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. The number of shares of Common Stock used to calculate the percentage ownership of each listed person includes the shares of Common Stock that the person has the right to acquire beneficial ownership of within 60 days of March 31, 2015, but those shares are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Percentage of beneficial ownership is based on 57,536,305 shares of Common Stock outstanding as of March 31, 2015.

Unless otherwise indicated, the address of each individual listed below is c/o Diadexus, Inc., 349 Oyster Point Boulevard, South San Francisco, CA 94080.

	Shares of Common Stock Beneficially Owned
Name of Beneficial Owner	Common Stock	Number of Shares that May Be Acquired Within 60 Days	Number of Shares Beneficially Owned	Percentage Beneficially Owned
5% Stockholders:
Leap Tide Capital Management, LLC & Jan Loeb (1) 10451 Mill Run Circle, Suite 400 Owings Mills, MD 21117	5,225,349	—	5,225,349	9.08%

Norman H. Pessin, Sandra F. Pessin, and Brian Pessin (2) 366 Madison Avenue, 14th Floor New York, NY 10017	4,977,791	—	4,977,791	8.65%

GlaxoSmithKline plc (3) 980 Great West Road Brentford, Middlesex TW8 9GS England	3,663,507	—	3,663,507	6.37%

GROW Partners, LLC (4) 600 West Broadway, Suite 930 San Diego, CA 92101	3,259,600	—	3,259,600	5.67%
Directors and Named Executive Officers:
Lori F. Rafield, Ph.D.	227,932	787,000	1,014,932	1.74%
Emi Zychlinsky, Ph.D.	22,500	852,083	874,083	1.50%
Brian E. Ward, Ph.D.	309,801	—	309,801	*
Karen Drexler	6,500	270,000	276,500	*
Oye Y. Olukotun M.D.	5,958	105,000	110,958	*
Elizabeth Hutt Pollard	—	25,000	25,000	*
James Sulat	—	25,000	25,000	*
John Curnutte, M.D., Ph.D.	—	—	—	*
Kenneth Fang, M.D.	—	—	—	*
Alexander Johnson	—	—	—	*
All directors and executive officers as a group (9 persons)	572,691	2,064,083	2,636,774	4.42%

*	Represents beneficial ownership of less than one percent of the outstanding shares of Common Stock.
(1)

Based upon a Schedule 13D/A filed with the SEC on March 2, 2015 by Leap Tide Capital Management, LLC and Jan Loeb. Leap Tide Capital Management, LLC (“Leap Tide”) is the investment manager of Leap Tide Partners, L.P., a Delaware limited partnership (“LT Partners”) and a certain managed account (the “Leap Tide Managed Account”). The general partner of LT Partners is Leap Tide Capital Management GP, L.L.C., a Delaware limited liability company (“LT Partners GP”). Leap Tide, as the investment manager of LT Partners and the Leap Tide Managed Account, may be deemed to be the beneficial owner of the 2,671,286 shares of common stock owned by LT Partners and the 1,313,363 shares of common stock held in the Leap Tide Managed Account. Jan Loeb is the beneficial owner of 1,240,700 shares of common stock, and as the Managing Member of Leap Tide, may be deemed to be the beneficial owner of the 3,984,649 shares of common stock deemed to be beneficially owned by Leap Tide. The Schedule 13D/A filed by the reporting persons provides information only as of February 26, 2015, and, consequently, the beneficial ownership of the above-mentioned reporting persons may have changed between February 26, 2015 and March 31, 2015.

(2)

Based upon a Schedule 13D/A filed with the SEC on January 8, 2015 by Norman H. Pessin, Sandra F. Pessin, and Brian Pessin. Norman H. Pessin owns 4,127,499 shares of common stock, Brian Pessin owns 550,292 shares of common stock and Sandra F. Pessin owns 300,000 shares of common stock. The Schedule 13D/A filed by the reporting persons provides information only as of January 8, 2015, and, consequently, the beneficial ownership of the above-mentioned reporting persons may have changed between January 8, 2015 and March 31, 2015.

(3)	Based upon a Schedule 13G filed with the SEC on August 5, 2010 by GlaxoSmithKline plc. The shares of Common Stock are held by GlaxoSmithKline LLC, a wholly owned subsidiary of GlaxoSmithKline plc.
(4)

Based upon a Schedule 13G filed with the SEC on February 4, 2014 by GROW Partners, LLC and Carl M. Wiese. GROW Partners, LLC is the investment adviser and general partner of GROW Small Cap Equity Long/Short L.P. which has the right to receive, or the power to direct, the receipt of dividends from or the proceeds from the sale of these securities. Mr. Wiese is the manager of GROW Partners, LLC.

PROPOSAL 1 — ELECTION OF DIRECTORS

Nominees

Our Board currently consists of six members: Karen Drexler, Oye Y. Olukotun, Lori F. Rafield, Elizabeth Hutt Pollard, James Sulat and John Curnutte. The Board has nominated Karen Drexler, Lori F. Rafield, Elizabeth Hutt Pollard, James Sulat, John Curnutte and John Sperzel III for election as directors at the 2015 Annual Meeting. On February 24, 2015, Dr. Olukotun notified the Board of his decision to retire from our Board at the end of his term on the date of the Annual Meeting. If elected as a director at the Annual Meeting, each of the nominees will serve and hold office until the next annual meeting of stockholders and until his or her successor has been duly elected and qualified or until such director’s earlier death, resignation or removal.

Each of the nominees has consented to be named in this Proxy Statement and to serve as a director if elected. If any of the nominees should be unavailable to serve for any reason (which is not anticipated), the Board may designate a substitute nominee or nominees, allow the vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors or fill the position. Each of the nominees listed below is currently a director of the company who was previously elected by the stockholders, except for Elizabeth Hutt Pollard, James Sulat, John Curnutte and John Sperzel III.

Our Board of Directors elected Elizabeth Hutt Pollard and James Sulat to the Board of Directors on January 7, 2015, and elected John Curnutte to the Board of Directors on February 5, 2015, effective upon Dr. Curnutte’s acceptance of such election on February 24, 2015, based on its review of each of their experience and qualifications. Ms. Hutt Pollard, Mr. Sulat and Dr. Curnutte were recommended for election to the Board by non-management members of the Board, as a result of an extensive external nomination process.

The Company received a recommendation from a stockholder, Leap Tide Capital Management, LLC, or Leap Tide, for the nomination of Jan Loeb for election as director to the Board of Directors at the 2015 Annual Meeting. The Company and Leap Tide entered into a settlement agreement, effective as of April 16, 2015, pursuant to which the Company and Leap Tide agreed, amongst other matters, to the following: (a) the Company agreed to nominate John Sperzel III as a nominee for Leap Tide and Leap Tide agreed to withdraw the nomination of Jan Loeb for election at this meeting; (b) Leap Tide agreed to a standstill period from additional proposals or nominations for the Board until the earlier of 10 days prior to the deadline for nominating individuals for election to the Board at the 2016 Annual Meeting or 13 months from the 2015 Annual Meeting date; and (c) Leap Tide has further agreed to vote in favor of the Company’s slate of nominees and proposals set forth in this proxy statement (except for proposals 2 and 4 in the event that Institutional Shareholder Services recommends against approval).

The Board unanimously recommends that the stockholders vote “FOR ALL” on Proposal No. 1 to elect Karen Drexler, Lori F. Rafield, Elizabeth Hutt Pollard, James Sulat, John Curnutte and John Sperzel III as directors to serve and hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified.

Director Independence

The Board uses the definition of independence from the listing standards of The NASDAQ Stock Market to assess independence of our directors, although our Common Stock is not listed on NASDAQ. As required under the NASDAQ Stock Market (“NASDAQ”) listing standards, a majority of the members of a listed company’s Board of Directors must qualify as “independent,” as affirmatively determined by the Board of Directors. The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of NASDAQ, as in effect from time to time. Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board has determined that each of the Company’s directors who served on the Board of Directors in 2014 and all current nominees for the Board of Directors, except for Dr. Rafield and Mr. Sperzel, are independent directors within the meaning of the applicable NASDAQ listing standards. In making this determination, the Board found that none of these directors or nominees for director had a material or other disqualifying relationship with the Company.

Board Leadership Structure

The Board has determined that the roles of Chief Executive Officer and Chairman of the Board should be maintained in a single individual at the current time due to the complexity of the business in transitioning to a new product launch with the significant changes in the and management team. The Company’s Amended and Restated Bylaws allow for the Chief Executive Officer and Chairman of the Board positions to be held by the same individual. However, no single leadership model is appropriate for all companies and at all times. The Board recognizes that depending on the circumstances, other leadership models might be appropriate as the Company evolves through this period. Accordingly, the Board plans to periodically review its leadership structure.

Specifically, the Company believes that combining the positions of Chief Executive Officer and Chairman of the Board helps to ensure that the Board and management act with a common purpose. The Company believes that combining the positions of Chief Executive Officer and Chairman provides a single, clear chain of command to execute the Company’s strategic initiatives and business plans. In addition, the Company believes that a combined Chief Executive Officer/Chairman is better positioned to act as a bridge between management and the Board, facilitating the regular flow of information. The Company also believes that it is advantageous to have a Chairman with an extensive history with and knowledge of the Company (as is the case with the Company’s Chief Executive Officer) as compared to a relatively less informed independent Chairman.

Directors

Set forth below is certain biographical information and committee membership as of March 31, 2015 regarding our nominees for director.

Name	Age	Title
John Curnutte (2)	63	Director (Nominee for Director)
Karen Drexler (1)(2)	55	Director (Nominee for Director)
Elizabeth Hutt Pollard (1)(2)	48	Director (Nominee for Director)
Lori F. Rafield (3)	60	Chief Executive Officer, Chairman of the Board of Directors (Nominee for Director)
John Sperzel III	51	Nominee for Director
James Sulat (1)(3)	64	Director (Nominee for Director)

(1)	Member of the audit committee
(2)	Member of the compensation committee
(3)	Member of the nominating and corporate governance committee

John Curnutte: Dr. Curnutte has served as a director of the Company since February 2015. Dr. Curnutte has served as executive vice president, research and development since February 2011 at Portola Pharmaceuticals, Inc., a biopharmaceutical company developing product candidates for thrombosis and other hematologic diseases. During this time, Portola advanced two innovative thrombosis therapies into pivotal Phase 3 programs and a novel Syk-JAK kinase inhibitor into the clinic. From April 2010 to January 2011, Dr. Curnutte served as an independent consultant. From May 2008 to March 2010, Dr. Curnutte served as the Chief Executive Officer of 3-V Biosciences, Inc., a biotechnology company. From September 2000 to May 2008, Dr. Curnutte served as president of Schering-Plough Biopharma (formerly DNAX Research Institute and now Merck Research Laboratories) where he led the drug discovery and early development efforts for biologic therapeutics. During his time with Schering-Plough, eight therapeutic entities progressed into development, including five small molecules and one gene therapy construct, in the immunology and oncology therapeutic areas. Earlier in his career, he held several senior management positions at Genentech, Inc., a biotechnology company, during which he oversaw that Company’s immunology discovery program. Prior to Genentech, Dr. Curnutte was a tenured faculty member at The Scripps Research Institute, pursuing basic and clinical research in inflammation biochemistry and the molecular genetics of congenital immune deficiencies. He is currently an adjunct clinical professor of pediatrics at Stanford University School of Medicine and a member of the medical staff, where he continues to consult on patients with primary immunodeficiencies. Dr. Curnutte received an undergraduate degree in biochemistry and molecular biology from Harvard University and an M.D. and a Ph.D. in biological chemistry from Harvard Medical School.

Dr. Curnutte has been nominated to serve as a member of the Board due to his extensive experience in the biopharmaceutical industry, together with his clinical development expertise and leadership and management experience of other biopharmaceutical companies.

Karen Drexler. Karen Drexler has served as a director of the Company since November 2010. Since February 2011, Ms. Drexler has served as Chairman of the board of directors of Hygieia, Inc., a private company developing technology to improve the management of diabetes. Ms. Drexler also serves on the board of directors of Naia Health, Inc., a company that provides connected devices for growing families and Sandstone Diagnostics Inc., a company focused on point of care and home testing. Ms. Drexler was also formerly the President and Chief Executive Officer of Amira Medical Inc., a private company focused on minimally invasive glucose monitoring technology, from 1996 until it was sold to Roche Holding AG in 2001. Ms. Drexler also acts as a senior strategic advisor for several other early stage companies and is on the board of directors for the Keller Center for Innovation in Engineering Education at Princeton University. Ms. Drexler holds a B.S.E. in Chemical Engineering from Princeton University and an M.B.A. from Stanford University Graduate School of Business.

Ms. Drexler has been nominated to serve on the Board due to her entrepreneurial experience and her background in strategic planning for companies in the medical diagnostics and medical device industries.

Elizabeth Hutt Pollard. Elizabeth Hutt Pollard has served as a director of the Company since January 2015. Ms. Hutt Pollard has 25 years of commercial and leadership experience in the life sciences industry. Ms. Hutt Pollard has been a member of the Board of Directors and the Chief Executive Officer of NuGEN Technologies, Inc., or NuGen, a global leader in the development, manufacture and sale of genomic sample preparation products for analysis on leading genetic platforms, such as next generation sequencing systems, since September 2005. She joined NuGEN in 2004 as Vice President of Commercial, responsible for establishing NuGEN’s brand, portfolio strategy and global sales and technical support infrastructure. Ms. Hutt Pollard moved into the Chief Executive Officer role in September 2005 and under her continued leadership, NuGEN has commercialized numerous proprietary products for use in research and diagnostic applications. Prior to joining NuGEN, Ms. Hutt Pollard held commercial management roles with Tripos, Inc., Affymetrix, Inc., and Life Technologies, Inc. during significant growth phases of these businesses. Ms. Hutt Pollard received her M.S. in Business Administration from Central Michigan University and a B.A. in Chemistry from Michigan State University.

Ms. Hutt Pollard has been nominated to serve on the Board because of her extensive experience in the life sciences industry as a chief executive officer, together with her commercial leadership and management experience.

Lori F. Rafield, Ph.D. Lori Rafield served as a director of Vaxgen, Inc. from May 2008 until its merger with the Company in July 2010, has served as a director of the Company and as Chairman of the Board since July 2010, as Interim Chief Executive Officer since January 2015 and as Chief Executive Officer since April 2015.

Dr. Rafield has 25 years of experience leading, advising, and investing in companies in the life sciences industry. For the last 10 years, Dr. Rafield has served as a consultant to both the biotechnology and device industries working with entrepreneurs to create and finance companies with both institutional investor and strategic partners. She has been involved in creating business plans for new opportunities, restructuring existing companies as well as corporate partnering efforts. From 1998 to 2005, Dr. Rafield was Managing Director at Apax Partners (formerly Patricof & Co. Ventures), where she was Head of Healthcare responsible for developing a diversified investment strategy for a $250 million healthcare portfolio within a $1 billion fund. While at Apax, she was predominately focused on the creation of therapeutic product companies from pharmaceutical assets and resources, which lead to investments in Zymogenetics (Novo Nordisk), Affymax (GSK) and Aerovance (Bayer). From 1995 to 1997, Dr. Rafield was an Investment Principal at Robertson Stephens Early Stage Venture Fund. From 1991 to 1995, she was an affiliate at Institutional Venture Partners. Dr. Rafield held scientific research and management positions at Somatix Therapy Corp. from 1989 to 1991 and at Integrated Genetics, Inc. from 1986 to 1989, where she directed molecular biology efforts in the development and expression of recombinant proteins. She received a Ph.D. in 1981 in Microbiology at University of Virginia Medical School, and was a Postdoctoral Fellow at Harvard Medical School.

Dr. Rafield has been nominated to serve on the Board because of her entrepreneurial and finance experience, her research and management experience at Somatix Therapy Corp., Integrated Genetics, Inc., and Affymax, Inc., and her experience as a corporate development consultant in the life science industry.

John Sperzel III: John Sperzel has been the Chief Executive Officer and President of Chembio Diagnostics, Inc., a global point of care diagnostics company, and a member of its board of directors since March 2014. Prior to joining Chembio, Mr. Sperzel, was the Chief Executive Officer of International Technidyne Corporation (ITC), a private global point of care diagnostics company, from September 2011 to December 2013. From September 2004 to September 2011, Mr. Sperzel was the President of Axis-Shield, Inc., a company that engages in the development and manufacture of in vitro diagnostic tests for use in clinical laboratories and at the point of care. Mr. Sperzel currently serves as an advisor to the board of the Diagnostic Marketing Association, and was the president of the board of that Association in 2007. Mr. Sperzel graduated from Plymouth State College in New Hampshire, with a B.S. in Business Administration/Management.

Mr. Sperzel has been nominated to serve on the Board because of his knowledge of, and experience in, the Company’s specific business and its industry sector, together with his leadership and management experience.

James Sulat. James Sulat has served as a director of the Company since January 2015. Mr. Sulat served as Chair of the Board of Directors for Momenta Pharmaceuticals, Inc., a leader in the analysis, characterization and design of complex pharmaceutical products, since 2008, as the Vice Chair of the Supervisory Board for Valneva SE, a biotech company focusing on vaccines, since 2013, and as a member of the Board of Directors for AMAG Pharmaceuticals, Inc., a pharmaceutical company focused on the development and commercialization of specialty pharmaceutical products, since 2014. Previously, Mr. Sulat served as the Chief Executive Officer and Chief Financial Officer of Maxygen, Inc., a biopharmaceutical company, from October 2009 to June 2013. Mr. Sulat also served as a member of the Board of Directors of Maxygen, Inc., from October 2003 to June 2013. Prior to that, he served as the Chief Financial Officer of Memory Pharmaceuticals Corp., a biopharmaceutical company, from February 2008 through September 2008, as Memory Pharmaceuticals Corp.‘s President and Chief Executive Officer from May 2005 through February 2008 and as a member of the Board of Directors of Memory Pharmaceuticals Corp. from May 2005 through January 2009. Mr. Sulat received a B.S. in Administrative Sciences from Yale University, and an M.B.A. and an M.S. in Health Services Administration from Stanford University.

Mr. Sulat has been nominated to serve on the Board because of his extensive experience in the life sciences industry as a chief executive officer and chief financial officer, together with his leadership and management experience and his service as a director of other biopharmaceutical companies.

Executive Officers

The following is certain biographical information as of March 31, 2015 for our executive officers not discussed above:

Name	Age	Title
Lori F. Rafield	60	Chief Executive Officer
Leone Patterson	52	Chief Financial Officer
Kenneth Fang, M.D.	52	Chief Medical Officer
Emi Zychlinsky, Ph.D.	59	Executive Vice President and Chief Technical Officer

Leone Patterson. Leone Patterson has served as our Chief Financial Officer since March 16, 2015. Prior to joining the Company, she was vice president and chief financial officer at Transcept Pharmaceuticals Inc., a biopharmaceutical company, from June 2012 until it was acquired in a reverse merger with Paratek Pharmaceuticals, Inc. on October 30, 2014. Previously, Ms. Patterson was vice president and global corporate controller of NetApp, Inc., a data management and storage company, from November 2010 to June 2012. Ms. Patterson was vice president of finance at Exelixis, Inc., a biopharmaceutical company focused on developing and commercializing small molecule therapies for cancer treatment, from July 2007 to November 2010. Before Exelixis, Ms. Patterson served as vice president of global business planning and analysis of the Vaccines and Diagnostics Division of Novartis AG from April 2006 to July 2007. From 1999 to 2006, she held several positions, including vice president, corporate controller at Chiron. From 1989 to 1999, Ms. Patterson worked in the audit practice of accounting firm KPMG where she held various positions including senior manager. Ms. Patterson earned a bachelor’s degree in science in business administration and accounting from Chapman University and an executive master’s degree in business administration from St. Mary’s College. Ms. Patterson is also a Certified Public Accountant (inactive status).

Kenneth Fang, M.D. Kenneth Fang has served as our Chief Medical Officer since October 1, 2014. Dr. Fang has extensive corporate experience and a proven track record in biomarker discovery and applications for the development and commercialization of diagnostic products for diverse indications, including cardiovascular disease and inflammation. Prior to joining the Company, Dr. Fang served as the Chief Medical Officer and Vice President, Translational Research and Clinical Development for Integrated Diagnostics, Inc., a molecular diagnostics company, from December 2010 through September 2014. From October 2009 to November 2010, Dr. Fang was Head of Translational Medicine and Clinical Development for Modus BioMedicine, a start-up company developing monoclonal antibodies targeting lymphocytes as therapeutics for immune-mediated diseases. From November 2004 to September 2009, Dr. Fang was Senior Director, Clinical Development at XDx, Inc., a molecular diagnostics company. Dr. Fang received a B.A. in Biochemistry from the University of Pennsylvania and his M.D. from the University of Pennsylvania School of Medicine. He is Board-Certified in Pulmonary Diseases and Critical Care Medicine. In addition, Dr. Fang was an Assistant Professor of Medicine in the Division of Pulmonary and Critical Care Medicine at the University of California, San Francisco.

Emi Zychlinsky, Ph.D. Emi Zychlinsky has served as our Chief Technical Officer since January 2011. Dr. Zychlinsky, Ph.D. has over 25 years of experience in the diagnostics industry. From 1993 to 1998 and again from 1999 to January 2011, Dr. Zychlinsky served in various capacities at Hitachi Chemical Diagnostics, Inc. (formerly MAST Immunosystems, Inc.), a medical diagnostics company, where she most recently held the position of Vice President Operations, in which she was responsible for research and development, process engineering, manufacturing, procurement, materials, quality control and regulatory matters. Prior to becoming its Vice President Operations in May 2009, Dr. Zychlinsky served as its Vice President of Research and Development, Regulatory Affairs and Management Representative from 2005 to 2009 and as Director Research and Development from 1997 to 1998 and then again from 1999 to 2005. From 1998 to 1999, she served as Director Technical Development at NAXCOR, a private medical diagnostics company. Dr. Zychlinsky also served as a regulatory consultant for several medical device companies from 2005 to 2013. Dr. Zychlinsky holds a B.A. in Chemistry, Bacteriology and Parasitology from the Escuela Nacional de Ciencia Biologicas in Mexico City and a Ph.D. in Medical Microbiology from Stanford University, where she was also a postdoctoral scholar.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Board conducts its business through meetings of the full Board and through committees of the Board, consisting of an audit committee, a compensation committee and a nominating and corporate governance committee.

During the fiscal year ended December 31, 2014, the Board held 8 meetings, the audit committee held 5 meetings, the compensation committee held 13 meetings and the nominating and corporate governance committee held 1 meeting. No director attended less than 75% of the aggregate of the total number board meetings held during such director’s term and the total number of meetings of the committees on which such director served during such director’s term. All directors attended the 2014 Annual Meeting of Stockholders.

The Board’s Role in Risk Oversight

The Board is actively involved in the oversight of risks that could affect the Company, including operational, financial, liquidity, legal and regulatory, strategic and reputational risks. This oversight is conducted partially through committees of the Board (as further described below), but the full Board has retained responsibility for general oversight of risks. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. Management is responsible for establishing the Company’s business strategy, identifying and assessing the related risks and establishing appropriate risk management practices. The Board reviews with management the Company’s business strategy and management’s assessment of the related risk, and discusses with management the appropriate level of risk and risk management practices for the Company.

The Audit Committee

The audit committee’s charter is posted on our website at http://www.diadexus.com under the headings “Investors — Corporate Governance — Audit Committee Charter.” Our audit committee oversees our corporate accounting and financial reporting process. Among other matters, the audit committee evaluates the independent auditors’ qualifications, independence and performance; determines the engagement of the independent auditors; reviews and approves the scope of the annual audit and the audit fee; discusses with management and the independent auditors the results of the annual audit and the review of our quarterly financial statements; approves the retention of the independent auditors to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent auditors on the Company’s engagement team as required by law; reviews our critical accounting policies and estimates; and annually reviews the audit committee charter and the committee’s performance. In addition, in accordance with the charter, the audit committee discusses with management the Company’s policies with respect to risk assessment and risk management, significant financial and operational risk exposures and the actions management has taken to limit, monitor or control such exposures.

The members of the audit committee during the year ended December 31, 2014 were Andrew Galligan (Chair), James Panek and Charles Patrick. Other than Mr. Panek, each of the members of the committee was determined by the Board to be independent as defined by NASDAQ listing standards. Mr. Panek was not independent as defined by NASDAQ listing standards because he had been employed by the Company within the past three years, serving as its President until the Merger on July 28, 2010 and serving as interim President and Chief Executive Officer from July 1, 2011 to September 25, 2011. The Board also determined that Mr. Galligan was an “audit committee financial expert,” as defined under Item 407(d) of Regulation S-K. Messrs. Galligan, Panek and Patrick resigned from the Board and the audit committee effective as of January 7, 2015. The current members of the audit committee are James Sulat (chair), Elizabeth Hutt Pollard and Karen Drexler. Each of the members of the committee has been determined by the Board to be independent as defined by NASDAQ listing standards. The Board has also determined that Mr. Sulat is an “audit committee financial expert,” as defined under Item 407(d) of Regulation S-K.

The Compensation Committee

The compensation committee’s charter is posted on our website at http://www.diadexus.com under the headings “Investors — Corporate Governance — Compensation Committee Charter.” Our compensation committee has the primary responsibility for the Board’s establishment and maintenance of compensation plans, policies and programs, including the compensation for our named executive officers and our Board. As part of its duties, the compensation committee reviews, approves and evaluates performance against our annual corporate goals as relevant to compensation for the entire Company. While the compensation committee takes into account the recommendations of our Chief Executive Officer, the compensation committee is responsible for making the final evaluation of the performance of, and the final determination of compensation paid to, our named executive officers, including our Chief Executive Officer. The compensation committee also evaluates and approves equity compensation awards.

As provided under its charter, the compensation committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board consistent with the Company’s Amended and Restated Bylaws and applicable law. This includes the power to retain, direct and terminate the engagement of compensation and benefits consultants, independent counsel or other outside experts, advisors or consultants as the compensation committee believes to be necessary or appropriate. As part of its deliberations, the compensation committee considers materials such as our financial reports and projections, operational data, tally sheets, stock ownership information, our stock performance, our historical executive compensation levels, and the recommendations of our Chief Executive Officer and the compensation committee’s independent compensation consultant. The compensation committee reviews and evaluates, at least annually, the performance of the compensation committee and its members, including compliance of the compensation committee with its charter.

The members of the compensation committee during the year ended December 31, 2014 were Karen Drexler (chair), Oye Y. Olukotun and Lori F. Rafield. Dr. Olukotun has announced that he will resign from the compensation committee on the election of the nominees at this Annual Meeting, and the remaining current members of the compensation committee are Karen Drexler (chair), Elizabeth Hutt Pollard and John Curnutte. Each member of the compensation committee in 2014 was, and each of the current members of the compensation committee is, an “outside” director as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and a “non-employee” director within the meaning of Rule 16b-3 under the Exchange Act. The Board has determined that each of Ms. Drexler, Dr. Olukotun and Dr. Rafield was in 2014, and each of Ms. Drexler, Ms. Hutt Pollard and Dr. Curnutte is, independent as defined by NASDAQ listing requirements.

Use of Compensation Consultant

In 2014, the compensation committee continued to use the services of Compensia, a nationally-recognized compensation consulting firm, to provide advice on executive compensation. In August of 2014, the compensation committee made the decision to augment the data compilation and analytics services provided by Compensia with Vareo Advisors LLC to provide advice on executive and non-employee director compensation. Both Compensia and Vareo Advisors LLC are retained by, supervised by and report to, the compensation committee., Although the Company pays for both Compensia’s and Vareo Advisors’ services, the compensation committee maintains the authority to hire, supervise and terminate Compensia and Vareo Advisors LLC.

In early 2014, the compensation committee reviewed information provided by Compensia regarding the six independence factors established by NASDAQ. After review and discussion, the compensation committee determined at each time that Compensia’s and Vareo Advisors’ services did not raise concerns of conflicts of interest.

Compensia provided the compensation committee with the following services in relation to compensation decisions for 2014:

•	Reviewed and provided compensation data for similarly situated executive officers in our peer group of companies;

•	Advised on the design and structure of our cash and equity incentive compensation program for our executive officers;

•	Provided information on stock and equity ownership guidelines; and

•	Updated the compensation committee on trends and best practices in the area of executive compensation.

In 2014, Compensia attended portions of meetings of the compensation committee at the request of the compensation committee.

Vareo Advisors LLC provided the compensation committee with the following services in relation to compensation decisions for 2014:

•	Provided compensation and equity granting practices for non-employee directors of publically-traded companies within our peer group;

•	Advised on the design and structure of our cash and equity incentive compensation program for our executive officers;

•	Advised on the compensation program for our non-employee directors; and

•	Updated the compensation committee on trends and best practices in the area of executive and Board compensation.

In 2014, Vareo Advisors attended and participated in portions of meetings of the compensation committee at the request of the compensation committee

The Nominating and Corporate Governance Committee

The nominating and corporate governance committee’s charter is posted on our website at http://www.diadexus.com under the headings “Investors — Corporate Governance — Nominating and Corporate Governance Committee.” The nominating and corporate governance committee is responsible for making recommendations regarding candidates for directorships and the size and composition of our Board. In addition, the nominating and corporate governance committee is responsible for making recommendations concerning governance matters.

The members of the nominating and corporate governance committee during the year ended December 31, 2014 were Charles Patrick (chair), Oye Y. Olukotun and Lori F. Rafield. Mr. Patrick resigned from the nominating and corporate governance committee in January 2015. Dr. Olukotun has announced that he will resign from the nominating and corporate governance committee on the election of the nominees at this Annual Meeting, and the remaining current members of the nominating and corporate governance committee will be Lori F. Rafield (chair) and James Sulat. The Board has determined that each of Mr. Patrick, Dr. Olukotun and Dr. Rafield was in 2014, and Mr. Sulat is, independent as defined by NASDAQ Stock Market listing requirements. Dr. Rafield is not independent as defined by NASDAQ Stock Market listing standards because she has been employed by the Company within the past three years, serving as its Interim Chief Executive Officer since January 2015.

Nomination of Directors

Nominations of persons for election to the Board may be made only by the Board or by the Company’s stockholders who comply with the timing, informational and other requirements of our Amended and Restated Bylaws. For a stockholder to make any nomination of a person or persons for election to the Board at an annual meeting, the stockholder must provide notice to the Company, which notice must be delivered to, or mailed and received at, the Company’s principal executive offices not less than 90 days and not more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting; provided, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, the stockholder’s notice must be delivered, or mailed and received, not earlier than the 120th day and not later than the 90th day prior to the date of the annual meeting or, if later, the 10th day following the date on which public disclosure of the date of such annual meeting is made. In order to nominate a person for election to the Board at a special meeting (but only if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling the special meeting), a stockholder’s notice must be delivered to, or mailed and received at, the Company’s principal executive offices not earlier than the 120th day prior to such special meeting and not later than the 90th day prior to such special meeting or, if later, the 10th day following the day on which public disclosure of the date of such special meeting was first made. Further updates and supplements to such notice may be required at the times and in the form set forth under our Amended and Restated Bylaws. As set forth in our Amended and Restated Bylaws, submissions must include the name and address of the proposed nominee and the nominating person, information regarding the proposed nominee that is required to be disclosed in a proxy statement or other filings in a contested election pursuant to Section 14(a) under the Exchange Act, information regarding the proposed nominee’s and the nominating person’s indirect and direct interests in shares of the Company’s Common Stock, information regarding the relationships between the proposed nominee and the nominating person (and such nominating person’s affiliates and those with whom the nominating person is acting in concert), and a completed and signed questionnaire, representation and agreement of the proposed nominee. Our Amended and Restated Bylaws also specify further requirements as to the form and content of a stockholder’s notice. We recommend that any stockholder wishing to make a nomination for director review a copy of our Amended and Restated Bylaws, which are available, without charge, from our Chief Financial Officer at Diadexus, Inc., 349 Oyster Point Boulevard, South San Francisco, CA 94080.

Director Criteria and Diversity

In recommending candidates for election to the Board, the nominating and corporate governance committee may consider the following criteria, among others the nominating and corporate governance committee shall deem appropriate: personal and professional integrity, ethics and values; experience in corporate management, operations or finance; experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise; practical and mature business judgment; and promotion of a diversity of business or career experience relevant to the success of the Company. The nominating and corporate governance committee does not have a formal policy with respect to diversity. The committee evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

The nominating and corporate governance committee will consider director candidates recommended by stockholders in accordance with the director nomination procedure summarized above and detailed in our Amended and Restated Bylaws. Any candidate recommended by a stockholder will be evaluated in the same manner as any candidate identified by a Board member.

Communications with the Board of Directors

Stockholders may contact an individual director or the Board as a group, or a specified Board committee or group, including the non-employee directors as a group, by the following means:

Mail:	Attn: Board of Directors

Diadexus, Inc.

349 Oyster Point Boulevard

South San Francisco, CA 94080

Each communication should specify the applicable addressee or addressees to be contacted as well as the general topic of the communication. We will initially receive and process communications before forwarding them to the addressee. We also may refer communications to other departments within the Company. We generally will not forward to the directors a communication that is primarily commercial in nature, relates to an improper or irrelevant topic, or requests the Company’s general information.

Code of Conduct

Our Code of Conduct, which applies to all of our officers, directors and employees, and which complies with the requirements for a “code of ethics” under Item 406 of Regulation S-K, is posted on our website at http://www.diadexus.com under the headings “Investors — Corporate Governance — Code of Conduct.” We will post any amendments to our Code of Conduct on our website, and we intend to disclose any waiver from any provision of our Code of Conduct granted to any director or executive officer on our website, also under the headings “Investors — Corporate Governance — Code of Conduct.” Accordingly, we intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of the Code of Conduct by posting such information on our website at the website address and location specified above.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth the total compensation earned in 2013, and 2014 by our Principal Executive Officers and our two other most highly compensated executive officers as of December 31, 2014 (our “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)	Option Awards (1) ($)	Non-Equity Incentive Plan Compensation (2) ($)	All Other Compensation ($)		Total ($)
Brian E. Ward	2014	$453,200		—	—	—	—	472,434	(3)	925,634
Former President and Chief Executive Officer	2013	$440,000		$143,000	—	—	—	—		583,000

Alexander Johnson	2014	$157,115	(4)	—	—	482,350	—	—		639,465
President

Emi Zychlinsky	2014	319,816		112,000	—	—	—	—		431,816
Chief Technical Officer	2013	309,000		70,297	—	—	—	—		379,297

Kenneth Fang	2014	97,500	(5)	20,000	—	209,700	78,000	—		405,200
Chief Medical Officer

(1)

For option awards, the aggregate grant date fair value is computed in accordance with FASB ASC Topic 718. The assumptions we used for calculating the grant date fair values are set forth in Note 12 to the Financial Statements presented in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

(2)	Constitutes bonuses paid under our 2014 executive bonus program based on corporate performance in the fiscal year ended 2014.
(3)	Represents $472,042 severance and $19,234 of health insurance premiums as part of Dr. Ward’s Transition Agreement.
(4)	Mr. Johnson joined the Company on August 19, 2014 and resigned January 5, 2015.
(5)	Dr. Fang joined the Company on October 1, 2014.

Narrative to Summary Compensation Table

Employment Arrangements

Brian Ward. In 2014, the compensation committee increased the annual base salary for Dr. Ward to $453,200 and maintained his target bonus opportunity at 50% of his base salary.

As part of Dr. Ward’s retirement and separation from the Company on December 15, 2014, Dr. Ward will receive, in full satisfaction of his rights under the Company’s Key Employee Severance Benefit Plan, $472,042, which is his current base salary for the period from December 16, 2014 through December 31, 2015. In addition, Dr. Ward has elected continued coverage under COBRA for himself and his covered dependents under the Company’s group health plans following December 31, 2014, the Company will pay COBRA premiums of $1,603 per month for him and his eligible dependents from January 1, 2015 through the earlier of (a) December 31, 2015, (b) the expiration of his eligibility under COBRA or (c) the date on which he becomes eligible for substantially equivalent coverage in connection with new employment.

Alex Johnson. The Company entered into an employment agreement with Mr. Johnson effective June 25, 2014 with an August 4, 2014 start date. Under this agreement, Mr. Johnson’s annual base salary was set at $380,000 and Mr. Johnson was eligible to earn an annual cash incentive bonus with a target amount equal to 45% of his base salary, to be prorated for 2014 based on the number of days of service during 2014, and which was based 50% on the achievement of corporate goals already established by the Board and 50% on his achievement of individual goals. In accordance with this agreement, the compensation committee granted Mr. Johnson an option to purchase 1,000,000 shares of the Company’s common stock under the Company’s 2012 Equity Incentive Award Plan, as amended, subject to vesting, based on Mr. Johnson’s continued service, over a four-year period, with one-fourth of the total number of shares vesting on the first anniversary of the commencement of his employment and one forty-eighth of the total number of shares vesting each month thereafter. Mr. Johnson resigned January 5, 2015 before any of the shares underlying his option had vested.

Emi Zychlinsky. The Company entered into an employment agreement with Dr. Zychlinsky, its current Chief Technical Officer and then-current Executive Vice President of Product Development & RA/QA, effective as of January 10, 2011, and amended and restated, effective as of March 1, 2012. In 2014, the compensation committee increased the annual base salary for Dr. Zychlinsky to $319,816 and maintained her target bonus opportunity at 35% of her base salary. In December 2014, the compensation committee granted a cash bonus in the amount of $112,000 to Emi Zychlinsky, Ph.D., in recognition of her significant role in the Company’s receipt of 510(k) clearance from the U.S. Food and Drug Administration (FDA) for its PLAC Test for Lp-PLA2 Activity.

Kenneth Fang, M.D. The Company entered into an employment agreement with Dr. Fang, Chief Medical Officer, effective as of October 1, 2015. His annual base salary was $390,000 in 2014 and he was eligible to receive a target bonus opportunity at 40% of his base salary. The committee awarded Dr. Fang a hiring bonus of $20,000 paid in 2014, subject to repayment in full should Dr. Fang voluntarily terminate his employment or be fired for Cause (as defined in the Company’s amended Key Employee Severance Benefit Plan) within twelve months of his start date. In March 2015, Dr. Fang was awarded a $78,000 bonus for his performance against his individual goals as Chief Medical Officer during 2014.

Potential Payments upon Termination or Change in Control

As described in “2014 Adjustments to Severance and Change in Control Benefits” above, on December 15, 2014, the compensation committee amended the Company’s Key Employee Severance Benefit Plan (the “Severance Plan”) to reduce the severance benefits payable for involuntary terminations that occur within the first year of employment. The Committee originally approved the Severance Plan on October 30, 2013 to provide consistency in severance benefit rights across the Company’s executive team and key employees.

In recent months, as part of the Company’s commitment to controlling expenses, maintaining consistency for key employees and increasing value to stockholders, the Committee has been re-evaluating the executive severance program. Under the amended Severance Plan, the Committee adopted amendments that limits cash severance to three months base salary and premiums for continued post-termination health insurance coverage if the participant’s employment is terminated without cause prior to his or her first anniversary of employment, and to six months of the same if the termination occurs thereafter. If a termination without cause or a resignation for good reason occurs immediately prior to or within 12 months after a change in control, and regardless of whether such termination occurs within the first year of employment, the cash severance benefit is six months for all participants other than the chief executive officer, and 12 months for the chief executive officer. The cash severance is paid over time in the absence of a change of control, and in a lump sum if in connection with a change in control. Each executive must sign a participation notice to be eligible to receive benefits under the amended Severance Plan.

The Committee did not amend the Severance Plan provision with respect to full vesting of outstanding equity awards if the qualifying termination occurs immediately prior to or within 12 months after a change in control. The Committee continued the requirement that the participant sign an effective release of all claims as a condition to receiving any of the severance benefits.

If a qualifying involuntary termination had occurred on December 31, 2014, the Named Executive Officers would have been eligible to receive, under the Severance Benefit Plan, the following amounts:

Involuntary Termination without Cause:

Name	Base Salary ($)	Health Insurance Premiums (1) ($)	Total ($)
Alexander Johnson	95,000	518	95,518
Emi Zychlinsky	159,908	3,558	163,466
Kenneth Fang	97,500	1,779	99,279

(1)	Calculated using the monthly COBRA amount based on health insurance elections at December 31, 2014.

As part of Dr. Ward’s retirement and separation from the Company on December 15, 2014, Dr. Ward will receive, in full satisfaction of his rights under the Company’s Key Employee Severance Benefit Plan, $472,042, which is his current base salary for the period from December 16, 2014 through December 31, 2015. In addition, Dr. Ward has elected continued coverage under COBRA for himself and his covered dependents under the Company’s group health plans following his separation, and the Company will pay COBRA premiums of $1,603 per month for him and his eligible dependents through the earlier of (a) December 31, 2015, (b) the expiration of his eligibility under COBRA or (c) the date on which he becomes eligible for substantially equivalent coverage in connection with new employment.

Change in Control Termination:

Name	Base Salary ($)	Health Insurance Premiums (1) ($)	Value of Accelerated Vesting (2) ($)	Total ($)
Alexander Johnson	190,000	—	—	190,000
Emi Zychlinsky	159,908	3,558	37,652	201,118
Kenneth Fang	195,000	3,558	67,500	266,058

(1)	Calculated using the monthly COBRA amount based on health insurance elections at December 31, 2014.
(2)

Calculated as number of option shares unvested at December 31, 2014 multiplied by the difference between $0.50 per share, the closing price on December 31, 2014, and the exercise price of the underlying option.

Outstanding Equity Awards at Fiscal 2014 Year End Table

The following table presents certain information concerning equity awards held by our Named Executive Officers as of December 31, 2014.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) (1) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Brian Ward	60,000	—	(2)	0.29	8/10/2021
	10,000	—	(3)	0.29	8/10/2021
	1,282,083	—		0.25	9/26/2021

Alexander Johnson	—	750,000		$0.66	8/15/2024
	—	250,000		$0.68	8/19/2024

Emi Zychlinsky	323,125	6,875		0.39	1/20/2021
	85,416	14,584		0.29	8/10/2021
	30,000	—	(4)	0.29	8/10/2021
	338,333	241,667	(5)	0.36	8/8/2022

Kenneth Fang, M.D.	—	750,000		0.41	12/16/2024

(1)

Except as otherwise noted, options vest as to 25% of the shares on the one year anniversary of the vesting commencement date (which is the first anniversary of the grant date), with 1/36th of the remaining shares vesting ratably on a monthly basis over 36 months thereafter, such that all options will be vested on the fourth year anniversary of the vesting commencement date.

(2)	Dr. Ward received the reported option grant for his service as a director. The stock options vested ratably on a monthly basis over a 12 month period following the vesting commencement date.
(3)	Dr. Ward received the reported option grant for his services as a director. The stock options were fully vested at grant.
(4)	This award was fully vested at grant.
(5)

Dr. Zychlinsky received the reported option grant for her services as Chief Technical Officer. The stock options vest ratably on a monthly basis over a 48 month period following the vesting commencement date.

Director Compensation

The following table summarizes the total compensation earned in 2014 for the Company’s non-management directors.

Name	Fees Earned or Paid in Cash ($)		Option Awards (1) ($)		Stock Awards ($)		All Other Compensation		Total ($)
Karen Drexler	70,000		30,540		—		—		100,540
Andrew Galligan	75,000		30,540		—		—		105,540
Adeoye Y. Olukotun	56,500		30,540		—		—		87,040
James P. Panek	52,500		30,540		—		—		83,040
Charles W. Patrick	62,500		30,540		—		—		93,040
Lori F. Rafield	440,206	(2)	214,988	(2)	91,767	(2)	100,000	(2)	846,961

(1)

For option awards, the aggregate grant date fair value is computed in accordance with FASB ASC Topic 718. The assumptions we used for calculating the grant date fair values are set forth in Note 12 to the Financial Statements presented in our Annual Report on Form 10-K for the fiscal year ended December 31,

2014. Each of Ms. Drexler and Mr. Galligan held options to purchase 280,000 shares of our Common Stock as of December 31, 2014. Dr. Olukotun held options to purchase 115,000 shares of our Common Stock as of December 31, 2014. Mr. Panek held options to purchase 410,000 shares of our Common Stock as of December 31, 2014. Mr. Patrick held options to purchase 300,000 shares of our Common Stock as of December 31, 2014. Dr. Rafield held options to purchase 834,000 shares of our Common Stock as of December 31, 2014.

(2)

In connection with her appointment as Interim Executive Chairperson effective June 1, 2014, Dr. Rafield received an additional retainer of $46,958 per month and options to purchase 384,000 shares of common stock. Additionally, Dr. Rafield received a $100,000 cash bonus and 218,182 fully vested RSU’s valued at $91,767 in February 2015 for her performance as the Interim Executive Chair for 2014.

Narrative to Director Compensation Table

Our non-employee directors are eligible to earn cash and equity compensation under our Non-Employee Director Compensation Policy. Under this policy, each of the Company’s non-employee directors receives an annual retainer fee of $45,000. Additional cash fees are earned for service as chair of the Board and of committees, as members of committees, and in certain cases, for attendance at meetings. The Chairman of the Board receives an additional annual retainer fee of $55,000. Each member of the audit committee and each member of the compensation committee (other than the applicable committee’s chair) receives an annual retainer fee of $7,500. The chair of the audit committee receives an additional $30,000 and the chair of the compensation committee receives an additional $20,000. Each member of the nominating and corporate governance committee (other than the committee’s chair) receives an annual retainer fee of $4,000, and the chair of the nominating and corporate governance committee receives an annual retainer fee of $10,000. In addition to the annual retainer fees, the directors receive meeting attendance fees as follows: for each Board meeting attended beyond six meetings in a given fiscal year, a director receives $1,500 for attending in person and $750 for attending telephonically and for each audit committee and compensation committee meeting attended beyond eight meetings (per committee) and for each nominating and corporate governance Committee meeting attended beyond four meetings of such committee, in a given fiscal year, a director receives $1,000 for attending in person and $500 for attending telephonically.

Under the policy, as updated for service from July 1, 2014 through June 30, 2015, the Board grants stock options to the Company’s non-employee directors such that the Chairman of the Board (Dr. Rafield) received an option grant to purchase up to 90,000 shares of Common Stock and each of the other non-employee directors received an option grant to purchase up to 60,000 shares of Common Stock. The options were granted at an exercise price equal to the mean of the high bid and low ask prices on the date of grant. The other directors received their grants on May 29, 2014 at $0.72 per share. The options vest over a 12 month period beginning as of July 1, 2014 such that they become fully vested and exercisable on July 1, 2015.

Under the policy, and in connection with her appointment as Interim Executive Chair of the Board effective June 1, 2014, Dr. Rafield received a supplemental cash retainer of $46,958 per month, for the period between June 1, 2014 and May 31, 2015. On July 17, 2014, she received an option to purchase 224,000 shares of common stock, which grant shall vest in equal monthly installments at the end of each month over a seven month period beginning on June 30, 2014 so that the entire number of shares subject to this option become fully vested and exercisable on December 31, 2014 and on October 13, 2014 she received an option to purchase 160,000 shares of common stock, which grant shall vest in equal monthly installments at the end of each month over a five month period beginning on January 1, 2015 so that the entire number of shares subject to this option become fully vested and exercisable on May 31, 2015.

Equity Compensation Plan Information

The following table sets forth the number and weighted-average exercise price of securities to be issued upon exercise of outstanding options, RSUs, warrants and rights, and the number of securities remaining available for future issuance, under all of our equity compensation plans, at December 31, 2014:

Plan category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by stockholders	10,796,681	(1)	$0.45	2,821,781
Equity compensation plans not approved by stockholders	0		—	0

(1)	Consists of options to purchase a total of 10,796,681 shares of Common Stock under our 2012 Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions

Transactions with GlaxoSmithKline LLC

The Company is party to laboratory service agreement with GlaxoSmithKline LLC (formerly SmithKlineBeecham Corp.). GlaxoSmithKline LLC is the beneficial owner of approximately 3,663,507 shares of our Common Stock, or 6.37%, as of March 31, 2015. Under this agreement, the Company was engaged to provide clinical development services. The Company completed the analysis during 2014 and recognized $5.0 million under this agreement during the fiscal year ended December 31, 2015.

Policies and Procedures

Our audit committee is responsible for reviewing and approving all related party transactions, which would include a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related person” are participants involving an amount that exceeds $120,000, not including transactions involving compensation for services provided to the Company as an employee, director, consultant or similar capacity by a related person. Related parties include any of our directors or executive officers, certain of our stockholders and their immediate family members. This obligation is set forth in writing in the audit committee charter. A copy of the audit committee charter is available on our website at www.diadexus.com in the Investors & Media section under “Corporate Governance.”

Where a transaction has been identified as a related-person transaction, management would present information regarding the proposed related-person transaction to the audit committee (or, where audit committee approval would be inappropriate, to another independent body of the Board) for consideration and approval or ratification. The presentation would include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to the Company of the transaction and whether any alternative transactions were available. To identify related-person transactions in advance, the audit committee relies on information supplied by our executive officers and directors. In considering related-person transactions, the audit committee takes into account the relevant available facts and circumstances including, but not limited to (a) the risks, costs and benefits to the Company, (b) the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated, (c) the terms of the transaction, (d) the availability of other sources for comparable services or products and (e) the terms available to or from, as the case may be, unrelated third parties or to or from employees generally. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval. In determining whether to approve, ratify or reject a related-person transaction, the audit committee considers, in light of known circumstances, whether the transaction is in, or is not inconsistent with, the best interests of the Company and our stockholders, as the Audit Committee determines in the good faith exercise of its discretion.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, and regulations of the SEC thereunder require our directors, officers and persons who own more than 10% of our Common Stock, as well as certain affiliates of such persons, to file initial reports of their ownership of our Common Stock and subsequent reports of changes in such ownership with the SEC. Directors, officers and persons owning more than 10% of our Common Stock are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of the copies of such reports and amendments thereto received by us and written representations from these persons that no other reports were required, we believe that during the fiscal year ended December 31, 2014, other than a late filing of a Form 3 in December 2014 for Chris Lowe, our interim Chief Financial Officer, all of our directors, officers and owners of more than 10% of our Common Stock complied with all applicable filing requirements.

PROPOSAL 2 — ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, and Section 14A of the Exchange Act, we are seeking advisory stockholder approval of the compensation of the Company’s named executive officers, as disclosed in this proxy statement in accordance with SEC rules. This proposal, commonly known as “Say on Pay,” gives you, as a stockholder, the opportunity to endorse or not endorse our executive pay program. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in this proxy statement. As discussed in this proxy statement, the Company believes our executive compensation program is strongly aligned with the interests of our stockholders and sound corporate governance principles.

Consistent with the preference expressed by our stockholders at the Company’s 2013 Annual Meeting of Stockholders, the board has approved holding a “say-on-pay” advisory vote every two years. In accordance with this policy and Section 14A of the Exchange Act, and as a matter of good corporate governance, we are asking our stockholders to cast a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the stockholders advise that they approve the compensation of the Company’s named executive officers, as disclosed pursuant to the disclosure rules of the Securities and Exchange Commission (which disclosure includes the compensation tables and any related material in the “Compensation of Named Executive Officers” section of this Proxy Statement for its 2015 Annual Meeting).”

Because the vote is advisory, it is not binding on the Board of Directors or the Company. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the compensation committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements. However, because this vote is advisory, and consistent with the Dodd-Frank Act, the vote will not be construed to create or imply any change or addition to the fiduciary duties of the Company or the Board.

Advisory approval of this proposal requires the vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting.

The Board unanimously recommends that the stockholders vote “FOR” the approval of the compensation of our named executive officers as described in this Proxy Statement.

PROPOSAL 3 — AMENDMENTS TO THE RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AND A REDUCTION IN AUTHORIZED SHARES OF COMMON STOCK

Background

The Board has approved a series of proposed amendments to the Company’s Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), that would:

•	effect a reverse stock split of all shares of the Company’s Common Stock outstanding or reserved for issuance at ratios of 8:1, 10:1, 12:1 or 15:1; and

•	reduce the number of authorized shares of the Company’s Common Stock from 100,000,000 to 50,000,000 for any reverse split actually implemented.

Under these proposed amendments, each 8, 10, 12 or 15, shares of Common Stock currently outstanding or reserved for issuance would be combined, converted and changed into one share of Common Stock. At the same time, the number of authorized shares of the Company’s Common Stock would be reduced from 100,000,000 to 50,000,000.

The effectiveness of any one of these amendments and the abandonment of the other amendments, or the abandonment of all of these amendments, will be determined by the Board following the Annual Meeting and prior to the 2016 Annual Meeting. The Board has recommended that these proposed amendments be presented to the Company’s stockholders for approval.

If stockholders approve the series of proposed amendments, the Board will have the sole discretion, until the 2016 Annual Meeting, to elect, as it determines to be in the best interests of the Company and its stockholders, whether to effect a reverse stock split and, if so, the number of shares–8, 10, 12 or 15–of Common Stock which will be combined into one share of Common Stock. The Board believes that stockholder approval of these four selected reverse split ratios (as opposed to approval of a single reverse split ratio) provides the Board with maximum flexibility to achieve the purposes of a reverse stock split and, therefore, is in the best interests of the Company and its stockholders. The corresponding reduction in the authorized Common Stock for the Reverse Stock Split is designed to ensure that the Company does not have what some stockholders might view as an unreasonably high number of authorized shares of Common Stock that are unissued or reserved for issuance.

If, following stockholder approval, the Board determines to effect one of the alternative Reverse Stock Splits by filing the applicable amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware, the Certificate of Incorporation would be amended accordingly, and all other amendments will be abandoned. Approval of the Reverse Stock Splits will authorize the Board in its discretion to effect the Reverse Stock Split in any of the ratios and with the corresponding reduction in the authorized Common Stock, or not to effect any of the Reverse Stock Splits. The text of the form of amendments to the Certificate of Incorporation, one of which would be filed with the Secretary of State of the State of Delaware to effect the Reverse Stock Split, are set forth in Appendices A-1 through A-4 to this Proxy Statement. However, such text is subject to amendment to include such changes as may be required by the office of the Secretary of State of the State of Delaware or as the Board deems necessary and advisable to effect the Reverse Stock Split.

If, following stockholder approval, the Board elects to effect a Reverse Stock Split, the number of issued and outstanding shares of Common Stock would be reduced to 50,000,000 shares. Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of outstanding Common Stock immediately following the Reverse Stock Split as such stockholder held immediately prior to the Reverse Stock Split. The par value of the Common Stock would remain unchanged at $0.01 per share. Currently, the Board does not have any plans with regard to the issuance of additional authorized but unissued and unreserved shares of Common Stock that would be created by the Reverse Stock Split.

Reasons For The Reverse Stock Split

Although none of the proposed Reverse Stock Splits will have the effect of increasing the Company’s equity market capitalization, we believe that implementing one of the alternative Reverse Stock Splits will provide benefits to the Company and our existing stockholders in a number of ways, including:

1.

Providing a Sufficient Level of Authorized Shares of Common Stock Available for Issuance. Our Certificate of Incorporation currently authorizes 100,000,000 shares of Common Stock for issuance. As of March 31, 2015, 70,390,557 shares of Common Stock were either issued and outstanding or reserved for issuance, which equates to 70% of the authorized shares. Specifically, as of March 31, 2015:

•	57,536,305 shares of Common Stock were issued and outstanding;

•	11,679,553 shares of Common Stock were reserved for issuance under the Company’s 2012 Equity Incentive Award Plan, as amended (the “2012 Plan”);

•	1,174,694 shares of Common Stock were reserved for issuance in connection with outstanding warrants; and

Because only 30% of the authorized shares under our Certificate of Incorporation remain available for issuance, we require additional available authorized shares of Common Stock to provide for any potential future stock issuances to raise capital, effect acquisitions and/or provide equity incentives to our employees. At present, we do not have any plans or arrangements to issue additional shares of Common Stock other than shares currently reserved for issuance under our existing equity incentive plan and upon conversion of our outstanding warrants.

2.

NASDAQ listing requirements. One of the listing requirements of the NASDAQ Capital Market is that a Company must have a price per share of at least $3.00 in order to list its shares on the exchange. A reverse split will increase the price per share of the common stock of the Company. Therefore, the reverse split will help the Company meet the price per share listing requirement for the NASDAQ Capital Market.

3.

Stock Price Volatility. We have been advised by certain institutional investors, as well as by our financial advisors, that a higher stock price may increase the acceptability of our Common Stock to a number of long-term investors who may not find our shares attractive at their current prices due to the trading volatility often associated with stocks below certain prices.

4.

Stock Price Requirements. We understand that many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin.

5.

Transaction Costs. Investors also may be dissuaded from purchasing stocks below certain prices because the brokerage commissions, as a percentage of the total transaction value, tend to be higher for such low-priced stocks.

Reasons for the Decrease in Authorized Shares

As a matter of Delaware law, implementation of any of the Reverse Stock Split does not require a change in the total number of shares of our Common Stock authorized under our Certificate of Incorporation. However, the corresponding alternative reduction in the authorized Common Stock to 50,000,000 shares is designed to ensure that the Company does not have what some stockholders might view as an unreasonably high number of authorized but unissued shares of Common Stock.

Board Discretion to Implement Reverse Stock Split

If the alternative Reverse Stock Splits are approved by the Company’s stockholders at the Annual Meeting, the actual Reverse Stock Split will be effected, if at all, only upon a subsequent determination by the Board that one of the Reverse Stock Splits (with the actual reverse split ratio determined by the Board as described above) is in the best interests of the Company and its stockholders at the time. Such determination will be based upon many factors, including existing and expected marketability and liquidity of the Common Stock, prevailing market conditions and the likely effect on the market price of the Common Stock. Notwithstanding approval of the Reverse Stock Splits by the stockholders, the Board may, in its sole discretion, abandon all of the proposed amendments and determine prior to the effectiveness of any filing with the Delaware Secretary of State not to effect any of the Reverse Stock Splits. If the Board fails to implement any of the Reverse Stock Splits before the 2016 Annual Meeting of Stockholders, further stockholder approval would be required prior to implementing any reverse stock split.

Criteria to be Used for Decision to Effect a Reverse Stock Split

If the stockholders approve the Reverse Stock Splits, the Board will be authorized to proceed with any of the alternative Reverse Stock Splits that it selects in its sole discretion. In determining whether to proceed with a Reverse Stock Split, the Board expects to consider a number of factors, including market conditions, existing and expected trading prices of our Common Stock, the NASDAQ Capital Market listing requirements, our additional funding requirements, and the amount of our authorized but unissued Common Stock. The Board does not intend for this transaction to be the first step in a series of plans or proposals of a “going private” transaction within the meaning of Rule 13e-3 of the Exchange Act.

Effects of the Reverse Stock Split

After any of the Reverse Stock Splits, each stockholder will own a reduced number of shares of Common Stock. This would affect all of the Company’s stockholders uniformly and would not affect any stockholder’s percentage ownership in the Company, except to the extent that the Reverse Stock Split results in a stockholder owning a fractional share as described below. The number of stockholders of record would not be affected by the Reverse Stock Split, except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest after the Reverse Stock Split.

Proportionate voting rights and other rights of the holders of Common Stock would not be affected by the Reverse Stock Split, other than as a result of the payment of cash in lieu of fractional shares as described below. For example, a holder of 2% of the voting power of the outstanding shares of Common Stock immediately prior to the Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of Common Stock after the Reverse Stock Split, regardless of the alternative chosen. At the time of the Reverse Stock Split, the number of authorized shares of the Company’s Common Stock would be reduced from 100,000,000 to 50,000,000, as described above. Despite this reduction, the number of authorized but unissued and unreserved shares of Common Stock would be increased significantly by Reverse Stock Split. For example, based on the 57,536,305 shares of Common Stock outstanding on March 31, 2015 and the 100,000,000 shares of Common Stock that are authorized under the Certificate of Incorporation, a 1-for-15 Reverse Stock Split (and corresponding reduction in authorized Common Stock to 50,000,000) would have the effect of increasing the number of authorized but unissued and unreserved shares of Common Stock from 25,609,448 shares (including the proposed increase to the 2012 Plan option pool) to 45,040,633 shares. The Board currently has no plans regarding the issuance of such additional available authorized but unissued and unreserved shares.

The increase in the number of shares of authorized but unissued and unreserved Common Stock will have an ‘anti-takeover effect’ by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of the Certificate of Incorporation or our Amended and Restated Bylaws. The increased number of available authorized but unissued shares as a result of the Reverse Stock Split would give the Company’s management more flexibility to resist or impede a third-party takeover bid that provides an above-market premium that is favored by a majority of the independent stockholders. Any such anti-takeover effect of a reverse stock split would be in addition to existing anti-takeover provisions of the Certificate of Incorporation and our Amended and Restated Bylaws.

The Reverse Stock Split would reduce the number of shares of Common Stock available for issuance under the Company’s 2012 Plan in proportion to the reverse split ratio of the Reverse Stock Split. The number of shares of Common Stock authorized for issuance but unissued at March 31, 2015 under the 2012 Plan is 2,195,029.

The Company also has outstanding as of March 31, 2015 stock options to purchase an aggregate of 9,484,529 shares of Common Stock. Under the terms of the various instruments governing the Company’s outstanding stock options and RSUs, the Reverse Stock Split will effect a reduction in the number of shares of Common Stock issuable upon the exercise of such stock options or settlement of such RSUs in proportion to the reverse split ratio of the Reverse Stock Split. The Reverse Stock Split will effect a proportionate increase in the exercise price of the Company’s outstanding stock options. In connection with the Reverse Stock Split, the number of shares of Common Stock issuable upon exercise of outstanding stock options or settlement of RSUs will be rounded to the nearest whole share, and no cash payment will be made in respect of such rounding.

The following table contains approximate information relating to the Common Stock under each of the proposed amendments based on share information as of March 31, 2015:

	Pre-split	1-for-8	1-for-10	1-for-12	1-for-15
Common stock	57,536,305	7,192,038	5,753,630	4,794,692	3,835,753
Options	9,484,524	1,185,565	948,452	790,377	632,301
Warrants	1,174,694	146,836	117,469	97,891	78,312
Shares available for grant	2,195,029	274,378	219,502	182,919	146,335
Additional shares to be reserved in 2012 plan	4,000,000	500,000	400,000	333,333	266,666

No fractional shares of Common Stock will be issued in connection with the proposed Reverse Stock Split. Holders of Common Stock who would otherwise receive a fractional share of Common Stock pursuant to the Reverse Stock Split will receive cash in lieu of the fractional share as explained more fully below.

The Common Stock is currently registered under Section 12(b) of the Exchange Act, and the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split would not affect the registration of the Common Stock under the Exchange Act. After the Reverse Stock Split, the Common Stock would continue to be reported on the OTCQB marketplace under the symbol “DDXS”.

Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split

If the Reverse Stock Split is implemented, some stockholders may consequently own less than one hundred shares of Common Stock. A purchase or sale of less than one hundred shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than one hundred shares following the Reverse Stock Split may be required to pay modestly higher transaction costs should they then determine to sell their shares in the Company.

The effect of the Reverse Stock Split upon the market prices for the Common Stock cannot be accurately predicted, and the history of similar stock split combinations for companies in like circumstances is varied. In particular, there is no assurance that the price per share of the Common Stock after the Reverse Stock Split will be eight, ten, twelve or fifteen times, as applicable, the price per share of the Common Stock immediately prior to the Reverse Stock Split. Furthermore, there can be no assurance that the market price of the Common Stock immediately after the proposed Reverse Stock Split will be maintained for any period of time. Even if an increased share price can be maintained, the Reverse Stock Split may not achieve the other desired results which have been outlined above. Moreover, because some investors may view a Reverse Stock Split negatively, there can be no assurance that approval of the Reverse Stock Splits will not adversely impact the market price of the Common Stock or, alternatively, that the market price following the Reverse Stock Split will either exceed or remain in excess of the current market price.

In addition, although we believe the Reverse Stock Split may enhance the desirability of our Common Stock to certain potential investors, we cannot assure you that, if implemented, our Common Stock will be more attractive to institutional and other long term investors or that the liquidity of our Common Stock will increase since there would be a reduced number of shares outstanding after the Reverse Stock Split.

Effective Date

If the proposed Reverse Stock Splits are approved at the Annual Meeting and the Board elects to proceed with the Reverse Stock Split in one of the approved ratios, the Reverse Stock Split would become effective as of the filing (the “Effective Time”) of the applicable certificate of amendment to the Certificate of Incorporation with the office of the Secretary of State of the State of Delaware. Except as explained below with respect to fractional shares, at the Effective Time, all shares of Common Stock issued and outstanding immediately prior thereto will be, automatically and without any action on the part of the stockholders, combined and converted into new shares of Common Stock in accordance with the Reverse Stock Split ratio determined by the Board among the choices set forth in this Proposal 3. If the Board fails to implement any of the Reverse Stock Splits before the 2016 Annual Meeting of Stockholders, further stockholder approval would be required prior to implementing any reverse stock split.

Exchange of Stock Certificates

As soon as practicable after the effective date of the Reverse Stock Split, stockholders will be notified that the Reverse Stock Split has been effected. Computershare, our transfer agent, will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-split shares will be asked to surrender to the exchange agent certificates representing pre-split shares in exchange for certificates representing post-split shares in accordance with the procedures to be set forth in a letter of transmittal that will be delivered to our stockholders. No new certificates will be issued to a stockholder until the stockholder has surrendered to the exchange agent his, her or its outstanding certificate(s) together with the properly completed and executed letter of transmittal. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT THEIR STOCK CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM FROM OUR EXCHANGE AGENT. STOCKHOLDERS ARE ENCOURAGED TO PROMPTLY SURRENDER CERTIFICATES TO THE EXCHANGE AGENT FOLLOWING RECEIPT OF TRANSMITTAL FORMS IN ORDER TO AVOID HAVING SHARES POSSIBLY BECOMING SUBJECT TO ESCHEAT LAWS.

Stockholders whose shares are held by their stockbroker do not need to submit old share certificates for exchange. These shares will automatically reflect the new quantity of shares based on the selected Reverse Stock Split ratio. Beginning on the effective date of the Reverse Stock Split, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

Cash Payment In Lieu of Fractional Shares

No fractional shares of Common Stock will be issued as a result of the Reverse Stock Split. Instead, in lieu of any fractional shares to which a holder of Common Stock would otherwise be entitled as a result of the Reverse Stock Split, the Company shall pay cash equal to such fraction multiplied by the average of the high and low bid prices of the Common Stock on the OTCQB marketplace during regular trading hours for the five trading days immediately preceding the Effective Time. As of March 31, 2015, there were approximately 264 stockholders of record of the Common Stock. Upon stockholder approval of this proposal, if the Board elects to implement the Reverse Stock Split at a reverse split ratio of 15:1, 12:1, 10:1, or 8:1, stockholders owning less than fifteen, twelve, ten or eight shares, respectively, of Common Stock prior to the Reverse Stock Split would be eliminated. However, even if the Board selects the maximum reverse split ratio of 15:1, the Company does not expect that cashing out fractional stockholders would reduce the number of stockholders of record.

Discretionary Authority of the Board to Abandon Reverse Stock Split

The Board reserves the right to abandon the Reverse Stock Splits without further action by our stockholders at any time before the effectiveness of the certificate of amendment, even if the Reverse Stock Split has been authorized by our stockholders. By voting in favor of the Reverse Stock Split, you are expressly also authorizing our Board to determine not to proceed with, and abandon, the Reverse Stock Split if it should so decide.

No Appraisal Rights

Under the Delaware General Corporation Law, our stockholders do not have a right to dissent and are not entitled to appraisal rights with respect to the proposed amendments to our Certificate of Incorporation to effect the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Material Federal Income Tax Consequences

The following is a summary of the material U.S. federal income tax consequences to Company stockholders of the Reverse Stock Split. The summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Stock Split. This discussion is for general information only and does not discuss the tax consequences which may apply to special classes of taxpayers (e.g., non-resident aliens, broker/dealers or insurance companies). The state and local tax consequences of the Reverse Stock Split may vary significantly as to each stockholder, depending upon the jurisdiction in which such stockholder resides. Stockholders are urged to consult their own tax advisors to determine the particular consequences to them.

In general, the federal income tax consequences of the Reverse Stock Split will vary among stockholders depending upon whether they receive cash for fractional shares or solely a reduced number of shares of Common Stock in exchange for their old shares of Common Stock. The Company believes that because the Reverse Stock Split is not part of a plan to increase periodically a stockholder’s proportionate interest in the Company’s assets or earnings and profits, the Reverse Stock Split should have the following federal income tax effects. A stockholder who receives solely a reduced number of shares of Common Stock will not recognize gain or loss. In the aggregate, such a stockholder’s basis in the reduced number of shares of Common Stock will equal the stockholder’s basis in its old shares of Common Stock and such stockholder’s holding period in the reduced number of shares will include the holding period in its old shares exchanged. A stockholder who receives cash in lieu of a fractional share as a result of the Reverse Stock Split should generally be treated as having received the payment as a distribution in redemption of the fractional share, as provided in Section 302(a) of the Code. Generally, a stockholder receiving such a payment should recognize gain or loss equal to the difference, if any, between the amount of cash received and the stockholder’s basis in the fractional share. In the aggregate, such a stockholder’s basis in the reduced number of shares of Common Stock will equal the stockholder’s basis in its old shares of Common Stock decreased by the basis allocated to the fractional share for which such stockholder is entitled to receive cash, and the holding period of the reduced number of shares received will include the holding period of the old shares exchanged. Depending on a stockholder’s individual facts and circumstances, it is possible that cash received in lieu of a fractional share could be treated as a distribution under Section 301 of the Code, so stockholders should consult their own tax advisors as to that possibility and the resulting tax consequences to them in that event.

The Company will not recognize any gain or loss as a result of the Reverse Stock Split.

The affirmative vote of the holders of a majority of the shares of the Common Stock outstanding and entitled to vote will be required to approve the Reverse Stock Splits and the corresponding amendment to the Certificate of Incorporation to effect the Reverse Stock Split. As a result, abstentions and broker non-votes will have the same effect as “Against” votes.

The Board unanimously recommends that the stockholders vote “FOR” Proposal 3 to approve the series of proposed amendments to the Company’s Certificate of Incorporation that would effect a reverse stock split of all outstanding shares of the Company’s Common Stock and reduce the number of authorized shares of the Company’s Common Stock.

PROPOSAL 4 — APPROVAL OF AMENDED 2012 EQUITY INCENTIVE AWARD PLAN

Our Board approved an amendment to our 2012 Plan, subject to stockholder approval, to increase the number of shares of common stock authorized for issuance under the 2012 Plan by 4,000,000 shares based on the unanimous recommendation of our compensation committee. If approved by our stockholders, the increase in the share reserve of the 2012 Plan will become effective as of the Annual Meeting date. We refer to the 2012 Plan, as amended by our board of directors on February 5, 2015, as the “Amended 2012 Plan” throughout this proxy statement.

We are asking our stockholders to approve the Amended 2012 Plan to (i) add 4,000,000 shares of our Common Stock to our existing share reserve and (ii) for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, (a) confirm the applicable award limits for purposes of compliance with Section 162(m), (b) confirm the existing performance criteria upon which performance goals may be based with respect to performance awards under the Amended 2012 Plan, and (c) confirm the existing permitted means of adjustment when calculating the attainment of performance goals for performance awards granted under the Amended 2012 Plan. In addition, contingent on stockholder approval of the Amended 2012 Plan , our Compensation Committee intends to grant a stock option to Lori R. Rafield, Ph.D. our current Chief Executive Officer, as described in more detail in the section entitled “New Plan Benefits”. As a pre-profit growth stage company, we must be able to grant meaningful equity compensation awards to our existing and future employees, or else we will need to use our limited cash resources to achieve the goals of our compensation philosophy.

Approval of this Proposal No. 4 requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will be counted toward the tabulation of votes cast on Proposal No. 4 and will have the same effect as “Against” votes. Broker non-votes will have no effect on the outcome of the vote.

The Board unanimously recommends that the stockholders vote “FOR” Proposal 4 to approve the Amended 2012 Plan.

Important Note

All of the share numbers used in this Proposal 4 do not reflect the proposed reverse stock split that is the subject of Proposal 3. If Proposal 3 is approved, and if the Board implements a reverse stock split, the absolute share numbers stated in this Proposal 4 will be adjusted to prevent diminution or enlargement of rights, as further described below and in the text of the Amended 2012 Plan. Please also refer to the chart in Proposal 3 for additional information on how the 4,000,000 additional shares would be adjusted in connection with proposed reverse stock split.

Purpose of Equity Compensation at Diadexus

Like most life science companies, we aim to create compensation programs that will attract, retain and motivate employees who can help us advance our technology to improve the lives of patients who rely on our products and to provide a meaningful return to our stockholders. However, unlike many public life science companies, we are in pre-profit growth mode, so cash management is critical. We have to rely on equity compensation as a significant piece of the compensation package we offer employees, or else we have to consider using our limited cash to increase cash compensation. In addition, our stock price and trading volume reflects our status as a pre-profit growth mode company. So, while we are publicly traded, we still have had to think about compensation from the perspective held by private companies — including a reliance on stock options and the intrinsic and potential future value they represent. At the same time, our compensation committee is mindful of the need to balance the challenges of providing meaningful compensation opportunities to employees as a small life sciences company with the desire to effectively manage our stock plan share reserve to take into account the dilution concerns of our stockholders.

Reasons to Approve the Amended 2012 Plan

Equity awards have been historically and, we believe, will continue to be an integral component of our overall compensation program for all of our employees, officers and directors. Approval of the Amended 2012 Plan will allow us to continue to grant stock options and other equity awards at levels our compensation committee determines to be appropriate in order to attract new employees and directors, retain our existing employees and to provide incentives for such persons to exert maximum efforts for our success and ultimately increase stockholder value. In addition, to the extent that we expand our business or product lines through the acquisition of other businesses, we anticipate that we would need to provide competitive equity compensation packages to any newly acquired employees. The Amended 2012 Plan allows the Company to continue to utilize a broad array of equity incentives with flexibility in designing such incentives.

The following table provides certain additional information regarding our equity plan:

As of December 31, 2014
Total Stock Options Outstanding	10,796,681
Total Restricted Stock Unit Awards Outstanding	0
Total Common Stock Outstanding	56,749,678
Weighted-Average Exercise Price of Stock Options Outstanding	$0.45
Weighted-Average Remaining Duration of Stock Options Outstanding	6.35 years
Total Shares Available for Grant under the 2012 Plan	2,821,781
Closing Price of Common Stock	$0.50
FMV of Proposed Share Reserve Increase	$2,000,000

As shown in the table below (with information taken from our Form 10-Ks for the past three years), our one year gross burn rate – that is, total options and RSUs granted in 2014, divided by our total shares of Common Stock outstanding at the end of 2014 — was 10.20%. Our three year average gross burn rate for 2012-2014 is 6.09%. Our compensation committee carefully monitors our annual burn rate, total dilution and equity compensation expense in an effort to maximize stockholder value by granting only the appropriate number and type of equity awards necessary to attract, reward and retain key employees and directors. In addition, we use industry benchmarks to monitor and evaluate the effectiveness and reasonableness of the equity compensation we offer to our employees and prospective employees with the goal of attracting and retaining our most valuable human assets while staying within reasonable bounds of what the market requires in a competitive environment.

	Awards Granted	Outstanding at FYE	Gross Burn Rate
2012	2,669,190	53,890,314	4.95%
2013	1,605,618	54,751,685	2.93
2014	5,789,500	56,749,678	10.20
Three year average			6.09%

As of March 31, 2015, only 2,195,029 shares of Common Stock were available for future grants under the 2012 Plan. If our stockholders do not approve this Proposal 4, we may need to consider using cash compensation to provide incentive opportunities to our employees, in lieu of providing reasonable equity compensation awards.

We are requesting approval for an increase in the pool of shares available under the 2012 Plan due to the substantial changes in the Company over the past year, including at the Board and Executive Management level. We expect the majority of the increase will be used to recruit the remaining Executive Management positions that we are expecting to fill.

Approval of the Amended 2012 Plan by our stockholders will also constitute approval of terms and conditions set forth therein that will permit us to grant stock options and performance awards under the Amended

2012 Plan that may qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code. Section 162(m) of the Code denies a deduction to any publicly held corporation and its affiliates for certain compensation paid to “covered employees” in a taxable year to the extent that compensation to a covered employee exceeds $1 million. However, some kinds of compensation, including qualified “performance-based compensation,” are not subject to this deduction limitation and we believe it is in the best interests of us and our stockholders to preserve the ability to grant “performance-based compensation” under Section 162(m) of the Code. For the grant of awards under a plan to qualify as “performance-based compensation” under Section 162(m) of the Code, among other things, the plan must (i) describe the employees eligible to receive such awards, (ii) provide a per-person limit on the number of shares subject to stock options and performance stock awards, and the amount of cash that may be subject to performance cash awards, granted to any employee under the plan in any year, and (iii) include one or more pre-established business criteria upon which the performance goals for performance awards may be granted (or become vested or exercisable). These terms must be approved by the stockholders and, accordingly, our stockholders are requested to approve the Amended 2012 Plan, which includes terms regarding eligibility for awards, per-person limits on awards and the business criteria for performance awards granted under the Amended 2012 Plan.

Important Aspects of our Amended 2012 Plan Designed to Protect our Stockholders’ Interests

The Amended 2012 Plan includes certain provisions that are designed to protect our stockholders’ interests and to reflect corporate governance best practices including:

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Stockholder approval is required for additional shares. The Amended 2012 Plan does not contain an annual “evergreen” provision. Thus, stockholder approval is required each time we need to increase the share reserve allowing our stockholders the ability to have a say on our equity compensation programs.

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Submission of amendments to Amended 2012 Plan to stockholders. The Amended 2009 Plan requires stockholder approval for material amendments to the Amended 2012 Plan, including as noted above, any increase in the number of shares reserved for issuance under the Amended 2009 Plan.

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Flexibility in designing equity compensation scheme. The Amended 2012 Plan allows us to provide a broad array of equity incentives, including traditional option grants, restricted stock, stock appreciation rights (“SARs”), performance awards, stock payments, deferred stock, deferred stock units, restricted stock units, and performance-based awards. By providing this flexibility we can quickly and effectively react to trends in compensation practices and continue to offer competitive compensation arrangements to attract and retain the talent necessary for the success of our business.

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Broad-based eligibility for equity awards. We grant equity awards to a large portion of our employees. By doing so, we tie our employee’s interests with stockholder interests and motivate our employees to act as owners of the business.

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Limits on awards. The maximum number of shares that may be subject to one or more awards granted to any one participant pursuant to the Amended 2012 Plan during any calendar year is 2,000,000 and the maximum amount that may be paid in cash during any calendar year with respect to any award to any one participant under the Amended 2012 Plan during any calendar year is $3,000,000.

Description of General Plan Terms

The material terms and provisions of the Amended 2012 Plan are summarized below. This summary, however, does not purport to be a complete description of the Amended 2012 Plan. The following summary of the Amended 2012 Plan is qualified in its entirety by reference to the complete text of the Amended 2012 Plan, a copy of which is included as an appendix to this Proxy Statement. Any stockholder that wishes to obtain a paper copy of the plan document may do so by written request to: Corporate Secretary, Diadexus, Inc., 349 Oyster Point Boulevard, South San Francisco, California 94080.

Award Types. The 2012 Plan was originally approved by our Board in early 2012 and approved by stockholders in May 2012. The 2012 Plan provides for the grant of stock options (both incentive stock options and nonqualified stock options), restricted stock, SARs, performance awards, stock payments, deferred stock, deferred stock units, restricted stock units, and performance-based awards to eligible participants (collectively referred to in this Proxy Statement as equity awards).

Purpose. We adopted our 2012 Plan to help promote the success and enhance the value of the Company by providing a direct link between the interests of our employees and our stockholders. We believe that the 2012 Plan helps provide a flexible, cost-effective means to motivate, attract and retain the services of our employees, consultants and directors.

Administration. Our Board and our compensation committee share the authority to administer the Amended 2012 Plan. The plan administrator has the authority to designate the persons to whom equity awards will be granted, determine the number of shares of Common Stock to be subject to each equity award, determine the time or times during the term of each equity award within which all or a portion of the award may be exercised, amend the Amended 2012 Plan, and construe and interpret the terms of the Amended 2012 Plan.

Our Board and compensation committee may delegate to a committee of one or more members of our Board or one or more officers of our Company the authority to grant or amend awards or to take certain other administrative actions. Any delegation of authority is only permitted to the extent it is permissible under Section 162(m) of the Code, applicable securities laws, applicable rules of a securities exchange or automated quotation system and other applicable law. The Board and our compensation committee, as applicable, may rescind delegated authority or appoint a new delegatee at any time.

Eligibility. We may grant equity awards authorized under the Amended 2012 Plan to our employees, directors and consultants of the Company and its affiliates. As of March 31, 2015, the Company had 40 employees, 5 consultants and 5 non-employee directors, all of whom were eligible to participate under the Amended 2012 Plan. As provided in the U.S. federal income tax code, or the tax code, only employees of the Company and its subsidiaries are eligible to receive incentive stock options. Similarly, the tax code restricts our ability to grant incentive stock options to any person who, at the time of the grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary corporation or parent corporation (referred to in this Proxy Statement as a “greater than 10% stockholder”). In addition, as provided in the tax code, to the extent that the aggregate fair market value, determined on the date of grant, of the shares of stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the Amended 2012 Plan and any other plans of the Company and any subsidiary or parent corporation of the Company) exceeds $100,000, the options will be treated as non-qualified stock options to the extent required by Section 422 of the Code.

Stock Subject to the Amended 2012 Plan. After giving effect to the approval of this Proposal No.4, the total number of shares of the Company’s common stock reserved for issuance under the Amended 2012 Plan would be 23,004,396 as of March 31, 2015. This number consists of the sum of (i) the 3,000,000 shares our stockholders approved in May 2012, (ii) the 4,000,000 shares our stockholders approved in May 2014, (iii) an additional 4,000,000 shares subject to approval of this Proposal No.4, (iv) the 1,685,492 shares that remained available for new grants under our stock plans and non-plan award agreements that were outstanding, which, on approval of the Amended 2012 Plan, ceased to be available under those prior plans and agreements (which we refer to as our prior plans), and (v) the 10,318,904 shares that were subject to awards outstanding under the prior plans as of March 31, 2012 that terminate, expire or lapse. The shares of stock covered by the Amended 2012 Plan may be authorized but unissued shares or shares purchased in the open market. Generally, shares subject to an award that are forfeited, expire, or are settled in cash are made available for issuance again under the Amended 2012 Plan. Shares tendered or withheld by the Company in payment of the exercise price of an option; shares tendered or withheld by the Company to satisfy any tax withholding obligation with respect to an award; shares subject to SARs that are not issued in connection with the stock settlement of the SARs on exercise; and shares purchased on the open market with the cash proceeds from the exercise of options, will, in each case, not be available for issuance again under the Amended 2012 Plan. Any shares repurchased by the Company at the same price paid by the participant or at a lower price so that such shares are returned to the Company will again be available for issuance again under the Amended 2012 Plan. The payment of dividend equivalents in cash in conjunction with outstanding awards will not be counted against the shares available for issuance under the Amended 2012 Plan.

Important Stock Award Limits. No more than 15,000,000 shares may be issued upon the exercise of incentive stock options. The maximum number of shares that may be subject to one or more awards granted to any one participant pursuant to the Amended 2012 Plan during any calendar year is 2,000,000 and the maximum amount that may be paid in cash during any calendar year with respect to any award to any one participant under the Amended 2012 Plan during any calendar year is $3,000,000.

Payments for Amounts Due. On the exercise or vesting of an award, the exercise or purchase price must be paid in full by: cash or check; tendering shares with a fair market value equal to the aggregate price due; engaging in a “same day sale” through a broker; or by tendering other property acceptable to the administrator. The administrator may permit award holders to pay any withholding obligations through withholding of shares otherwise issuable under an award.

Terms of Stock Options. Unless otherwise provided under the Amended 2012 Plan, the exercise price per share subject to each option may not be less than 100% of the fair market value of a share on the date the option is granted. In the case of incentive stock options granted to a greater than 10% stockholder, such price may not be less than 110% of the fair market value of a share on the date the option is granted. The administrator will determine the vesting schedule applicable to option awards, which may be based on service and/or performance criteria. The administrator will determine the time period following a participant’s termination of service during which the participant has the right to exercise the vested options. The maximum term of a stock option is ten years, or five years in the case of an incentive stock option granted to a greater than 10% stockholder. A participant generally may not transfer a stock option other than by will, by the laws of descent and distribution, or, subject to the administrator’s consent, pursuant to a domestic relations order, unless and until an option has been exercised, or the shares underlying such option have been issued, and all applicable restrictions to such shares have lapsed.

Restricted Stock. A restricted stock award is the grant of shares at a price determined by the administrator (including zero), that is subject to transfer restrictions and may be subject to substantial risk of forfeiture until specific conditions are met. Conditions may be based on continuing employment or achieving performance goals. During the period of restriction, participants holding shares of restricted stock may have full voting rights with respect to such shares. The restrictions will lapse in accordance with a schedule or other conditions determined by the administrator.

Terms of Stock Appreciation Rights. A SAR is the right to receive payment of an amount equal to (i) the excess of (A) the fair market value of a share on the date of exercise over (B) the fair market value of a share on the date of grant, multiplied by (ii) the aggregate number of shares subject to the SAR. Such payment will be in the form of cash, shares or a combination. The Administrator will determine the time or times at which a SAR may be exercised in whole or in part, provided that the term of any SAR will not exceed ten years.

Terms of Restricted Stock Units. RSUs may represent the right to receive a share of Common Stock at a date in the future, typically without payment by the participant. RSUs may be subject to vesting conditions including continued employment or achievement of performance criteria established by the administrator. Like restricted stock, RSUs may not be sold or otherwise transferred or hypothecated until vesting conditions are removed or expire. Unlike restricted stock, the shares underlying RSUs will not be issued until the RSUs have vested, and recipients of RSUs generally will have no voting rights prior to the time when vesting conditions are satisfied.

Terms of Dividend Equivalents. Dividend equivalents are rights to receive the equivalent value (in cash or shares) of dividends paid on shares. Dividend equivalents represent the value of the dividends per share paid by the company, calculated with reference to the number of shares that are subject to any award held by the participant. Dividend equivalents are converted to cash or additional shares by such formula and at such time subject to such limitations as may be determined by the Administrator. Dividend equivalents cannot be granted with respect to options or SARs.

Terms of Stock Payments. Stock payments include payments in the form of a share of Common Stock, stock options or other rights to purchase shares made in lieu of all or any portion of the compensation that would otherwise be paid to the participant. The number of shares will be determined by the administrator and may be based upon performance criteria. Unless otherwise provided by the administrator, a holder of a stock payment shall have no rights as a stockholder with respect to such stock payment until such time as the stock payment has vested and the shares underlying the award have been issued.

Terms of Deferred Stock & Deferred Stock Units. Deferred stock and deferred stock units may be awarded to participants and may be linked to any performance criteria determined to be appropriate by the administrator. Shares underlying these awards will not be issued until the award has vested under the schedule set by the administrator, and recipients generally will have no rights as a stockholder until the time the vesting conditions are satisfied and the stock underlying the award has been issued.

Terms of Performance Awards. Performance awards, including performance stock units, are denominated in shares, unit equivalent of shares and/or units of value, including the dollar value of shares, and may be linked to any one or more performance goals determined appropriate by the administrator, in each case on a specified date or dates or over any period or periods determined by the administrator. Our compensation committee may, but is not required to, grant awards to employees who are or may be “covered employees,” as defined in Section 162(m) of the Code, that are intended to be qualified performance-based compensation within the meaning of Section 162(m) of the tax code to preserve the deductibility of these awards for federal income tax purposes. As necessary or desirable for compliance under Section 162(m), the administrator may reduce or eliminate (but not increase) the award.

Performance goals under the Amended 2012 Plan will be based on any one or more of the following performance criteria: (i) net earnings (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation and (D) amortization); (ii) gross or net sales or revenue; (iii) net income (either before or after taxes); (iv) adjusted net income; (v) operating earnings or profit; (vi) cash flow (including, but not limited to, operating cash flow and free cash flow); (vii) return on assets; (viii) return on capital; (ix) return on stockholders’ equity; (x) total stockholder return; (xi) return on sales; (xii) gross or net profit or operating margin; (xiii) costs; (xiv) funds from operations; (xv) expenses; (xvi) working capital; (xvii) earnings per share; (xviii) adjusted earnings per share; (xix) price per share of Common Stock; (xx) regulatory body approval for commercialization of a product; (xxi) implementation or completion of critical projects; (xxii) market share; and (xxiii) economic value, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices. Depending on the performance criteria used to establish such performance goals, the performance goals may be expressed in terms of overall Company performance or the performance of a division, business unit or an individual. The achievement of each performance goal will be determined, to the extent applicable, with reference to applicable accounting standards.

Adjustments to Awards. If the Company implements a stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) that affects the shares or price of shares of our commons stock (or other securities of the Company), then the administrator will make equitable adjustments to reflect such change with respect to: (i) the aggregate number and kind of shares that may be issued under the Amended 2012 Plan and any share limits under the Amended 2012 Plan, (ii) the number and kind of shares of Common Stock or other securities or property subject to outstanding awards, (iii) the number and kind of shares of Common Stock (or other securities or property) for which automatic grants are subsequently to be made to new and continuing non-employee directors, (iv) the terms and conditions of any outstanding awards, and (v) the grant or exercise price per share for any outstanding awards under the Amended 2012 Plan.

Change in Control. Unless otherwise provided in a written agreement between the Company or an affiliate and a participant, or unless otherwise expressly provided by our Board at the time of grant of an equity award, in the event of significant corporate transactions, outstanding equity awards under the Amended 2012 Plan may be assumed, continued or substituted by any surviving or acquiring entity (or its parent company). If the surviving or successor corporation in a change in control refuses to assume an award held by a participant who has not suffered a termination of service prior to a change in control, or to substitute an equivalent award for such a participant, the administrator will cause such awards to become fully vested and exercisable, and all unvested forfeiture restrictions on such awards to lapse, prior to the consummation of such transaction. Unless otherwise provided by the administrator, any awards that remain unexercised at the closing of the change in control that are not assumed by the surviving or successor corporation will terminate upon the change in control. Under the Amended 2012 Plan, a “change in control” generally means (i) the acquisition by a person or related group of persons of more than 50% of the combined voting power of our securities; (ii) during any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new directors whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; (iii) a consummated merger, consolidation, reorganization, or business combination, a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or the acquisition of assets or stock of another entity, other than a transaction which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent directly or indirectly, at least a majority of the combined voting power of the successor entity’s outstanding voting securities immediately after the transaction, and after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the successor entity; or (iv) the Company’s stockholders approve a liquidation or dissolution of the Company.

Duration, Termination and Amendment. The Administrator, subject to approval of the Board, may terminate, amend or modify the Amended 2012 Plan at any time; provided, however, that stockholder approval will be obtained (i) for any amendment to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule or (ii) to increase the number of shares of Common Stock available under the Amended 2012 Plan. The Administrator may amend any option or stock appreciation right to reduce the per share exercise price of the shares subject to the option and may grant other awards or a cash payment in exchange for, or in connection with, the cancellation or surrender of an option or stock appreciation right.

Federal Income Tax Information

The following is a summary of the principal United States federal income taxation consequences to participants and the Company with respect to participation in the Amended 2012 Plan. This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

Incentive Stock Options.

The excess, if any, of the fair market value of the incentive stock option shares on the date of exercise over the exercise price is an adjustment to income for purposes of the alternative minimum tax. Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items and reducing this amount by the applicable exemption amount.

If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the stock option was granted and more than one year after the date the stock option was exercised for those shares, any gain or loss on a disposition of those shares (referred to in this Proxy Statement as a qualifying disposition) will be a long-term capital gain or loss. Upon such a qualifying disposition, the Company will not be entitled to any income tax deduction.

Generally, if the participant disposes of the stock before the expiration of either of those holding periods (referred to in this Proxy Statement as a disqualifying disposition), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (ii) the participant’s actual gain, if any, on the purchase and sale. The participant’s additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year after exercise.

To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, generally the Company will be entitled (subject to the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the tax year in which the disqualifying disposition occurs.

Non-Statutory Stock Options. No taxable income is recognized by a participant upon the grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the participant will recognize ordinary income equal to the excess, if any, of the fair market value of the purchased shares on the exercise date over the exercise price paid for those shares. Generally, the Company will be entitled (subject to the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to an income tax deduction in the tax year in which such ordinary income is recognized by the participant. The Company will be required to satisfy certain tax withholding requirements applicable to such income.

Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year after exercise.

Restricted Stock Awards. Upon receipt of a restricted stock award, the participant will recognize ordinary income equal to the excess, if any, of the fair market value of the shares on the date of issuance over the purchase price, if any, paid for those shares. The Company will be entitled (subject to the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the year in which such ordinary income is recognized by the participant.

However, if the shares issued upon the grant of a restricted stock award are unvested and subject to repurchase by the Company in the event of the participant’s termination of service prior to vesting in those shares, the participant will not recognize any taxable income at the time of issuance, but will have to report as ordinary income, as and when the Company’s repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses, over (ii) the purchase price, if any, paid for the shares. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of issuance an amount equal to the excess of (i) the fair market value of the shares on the date of issuance, over (ii) the purchase price, if any, paid for such shares. If the Section 83(b) election is made, the participant will not recognize any additional income as and when the repurchase right lapses. The participant and the Company will be required to satisfy certain tax withholding requirements applicable to such income. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time the shares are issued. In general, the deduction will be allowed for the taxable year in which such ordinary income is recognized by the participant.

Upon disposition of the stock acquired upon the receipt of a restricted stock award, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon issuance (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.

Restricted Stock Unit Awards. No taxable income is recognized upon receipt of a restricted stock unit award. The participant will generally recognize ordinary income in the year in which the shares subject to that unit are actually vested and issued to the participant in an amount equal to the fair market value of the shares on the date of issuance. The participant and the Company will be required to satisfy certain tax withholding requirements applicable to such income. The Company will be entitled (subject to the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time the shares are issued. In general, the deduction will be allowed for the taxable year in which such ordinary income is recognized by the participant.

Stock Appreciation Rights. No taxable income is realized upon the receipt of a stock appreciation right. Upon exercise of the stock appreciation right, the fair market value of the shares (or cash in lieu of shares) received is recognized as ordinary income to the participant in the year of such exercise. Generally, with respect to employees, the Company is required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Generally, the Company will be entitled (subject to the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to an income tax deduction in the year in which such ordinary income is recognized by the participant.

Dividend Equivalents. The grantee generally will not realize taxable income at the time of the grant of the dividend equivalents, and the Company will not be entitled to a deduction at that time. When a dividend equivalent is paid, the grantee will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

Stock Payments. If the grantee receives a stock payment in lieu of a cash payment that would otherwise have been made, he or she generally will be taxed as if the cash payment has been received, and the Company will have a deduction in the same amount.

Deferred Stock. The grantee generally will not have taxable income upon the issuance of the deferred stock and the Company will not then be entitled to a deduction. However, when deferred stock vests and is issued to the grantee, he or she will realize ordinary income and the Company will be entitled to a deduction in an amount equal to the difference between the fair market value of the shares at the date of issuance over the purchase price, if any, for the deferred stock. Deferred stock may be subject to Section 409A of the Code, and the failure of any award of deferred stock that is subject to Section 409A to comply with Section 409A may result in taxable income to the grantee upon the grant or vesting of the award. Furthermore, an additional 20% penalty tax may be imposed pursuant to Section 409A of the Code, and certain interest penalties may apply.

Deferred Stock Units. The grantee generally will not realize taxable income at the time of the grant of the deferred stock units, and the Company will not be entitled to a deduction at that time. When the award is paid, whether in cash or Common Stock, the grantee will have ordinary income, and the Company will be entitled to a corresponding deduction. Deferred stock units may be subject to Section 409A of the Code, and the failure of any award of deferred stock units that is subject to Section 409A to comply with Section 409A may result in taxable income to the grantee upon the grant or vesting of the award. Furthermore, an additional 20% penalty tax may be imposed pursuant to Section 409A of the Code, and certain interest penalties may apply.

Potential Limitation on Deductions. Section 162(m) of the Code generally denies a deduction to a publicly held corporation for compensation paid to certain covered employees in a taxable year to the extent that compensation to each covered employee exceeds $1,000,000. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year. However, certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation.

Below is a summary of the material conditions under which certain equity awards qualify as performance-based compensation that is exempt from the $1,000,000 deduction limitation in accordance with Section 162(m) of the Code:

•	Stock Options and Stock Appreciation Rights. Compensation paid to covered employees that is attributable to stock options and stock appreciation rights may qualify as performance-based compensation if (i) such awards are granted by a compensation committee or committee of our Board comprised solely of “outside directors,” (ii) the Amended 2012 Plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, (iii) the per-employee limitation is approved by our stockholders, and (iv) the exercise or strike price of the award is no less than the fair market value of the stock on the date of grant.

•

Restricted Stock Awards, Restricted Stock Unit Awards, Performance Equity Awards and Performance Cash Awards. Compensation paid to covered employees that is attributable to restricted stock awards, restricted stock unit awards, performance equity awards, and performance cash awards may qualify as performance-based compensation, provided that: (i) the award is granted by a compensation committee comprised solely of “outside directors,” (ii) the award is granted (or vests) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the grant or vesting of the award that the performance goal has been satisfied, and (iv) stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount, or formula used to calculate the amount, payable upon attainment of the performance goal).

New Plan Benefits

Contingent on receiving stockholder approval of the Amended 2012 Plan, the compensation committee intends to approve a nonstatutory stock option for 1,690,000 shares to Lori R. Rafield, Ph.D., our current Chief Executive Officer, in connection with her becoming our permanent Chief Executive Officer. The option will have a four year vesting schedule, with 1/48 of the total number of shares vesting each month. The option will be granted to Dr. Rafield as soon as practicable following stockholder approval of the Amended 2012 Plan.

The Company cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to our other executive officers, directors, and employees under the Amended 2012 Plan.

As of March 31, 2015, the last reported sales price of our common stock on the OTCQB was $0.41.

Number of Shares Underlying Stock Options Granted (#)
Brian E. Ward, Former President and Chief Executive Officer	0
Alexander Johnson, President	0
Emi Zychlinsky, Ph.D., Chief Technical Officer	0
Kenneth Fang. M.D., Chief Medical Officer	0
All Current Executive Officers as a Group	1,690,000
All Current Directors Who are Not Executive Officers as a Group	0
All Non-Executive Officer Employees as a Group	0

PROPOSAL 5 — RATIFICATION OF APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee has engaged PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for the fiscal year ending December 31, 2015, and is seeking ratification of the engagement by our stockholders at the Annual Meeting. PwC has audited our financial statements since the fiscal year ended December 31, 2004. Representatives of PwC are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our Amended and Restated Bylaws nor other governing documents or law require stockholder ratification of the selection of PwC as our independent registered public accounting firm. However, the audit committee is submitting the selection of PwC to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain PwC. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.

Audit and Non-Audit Fees

Aggregate fees for professional services rendered by PwC for the fiscal years ended December 31, 2014 and 2013 are set forth below. The aggregate fees included in the Audit Fees category are fees billed for each of these fiscal years for the audit of our annual financial statements and review of financial statements included in the Company’s Quarterly Reports on Form 10-Q and for services provided in connection with statutory and regulatory filings or engagements. The aggregate fees included in each of the other categories are fees billed for each of these fiscal years for the purposes described below.

Aggregate fees incurred by PwC for professional services rendered to the Company from January 1, 2013 through December 31, 2014:

	Fiscal Year 2014	Fiscal Year 2013
Audit Fees	$687,075	$587,203
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	3,500	3,500

Total	690,575	$590,703

Audit Fees for the fiscal years ended December 31, 2014 and 2013 were for professional services rendered for the audits of the annual financial statements of the Company included in the Company’s Form 10-K, quarterly review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q and review of the Company’s Form S-8.

There were no fees for services rendered by PwC that fall into the classification of Audit-Related Fees for the fiscal years ended December 31, 2014 or 2013.

There were no fees for services rendered by PwC that fall into the classification of Tax Fees for the fiscal years ended December 31, 2014 and 2013.

All Other Fees for the fiscal years ended December 31, 2014 and 2013 included license fees for accounting and financial reporting literature databases.

Policy on Audit Committee Preapproval of Audit and Permissible Non-audit Services of the Independent Registered Public Accounting Firm

As specified in the audit committee charter, the audit committee pre-approves all audit and non-audit services provided by the independent registered public accounting firm prior to the receipt of such services. The audit committee charter is posted on our website at http://www.diadexus.com under the headings “Investors — Corporate Governance — Audit Committee Charter.” The audit committee considered whether the non-audit services rendered by PwC were compatible with maintaining PwC’s independence under applicable SEC rules.

The Board unanimously recommends that the stockholders vote “FOR” Proposal 5 to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Diadexus, Inc. for the fiscal year ending December 31, 2015.

AUDIT COMMITTEE REPORT*

The primary purpose of the audit committee is to oversee our accounting and financial reporting processes and the audits of the financial statements of the Company. The audit committee’s functions are more fully described in its charter, which is posted on our website at http://www.diadexus.com under the headings “Investors — Corporate Governance — Audit Committee Charter.” Management has the primary responsibility for our financial statements and reporting processes, including our systems of internal controls. In fulfilling its oversight responsibilities, the audit committee reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended December 31, 2014.

The audit committee has discussed with PwC, the Company’s independent registered public accounting firm, the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”). In addition, the audit committee discussed with PwC its independence, and received from PwC the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence. Finally, the audit committee discussed with PwC, with and without management present, the scope and results of PwC’s audit of such financial statements.

Based on these reviews and discussions, the audit committee has recommended to our Board that such audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the SEC. The audit committee also has engaged PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2015 and is seeking ratification of such selection by the stockholders.

Audit Committee:

James Sulat, Chairman

Karen Drexler

Elizabeth Hutt Pollard

* The material in this report is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language included in such filing.

STOCKHOLDER PROPOSALS FOR 2016 ANNUAL MEETING

In accordance with SEC Rule 14a-8, in order for stockholder proposals intended to be presented at the 2016 Annual Meeting of Stockholders to be eligible for inclusion in our proxy statement and the form of proxy for such meeting, they must be received by us at our executive offices in South San Francisco, California, before December 31, 2015. For stockholder proposals intended to be presented at the 2016 Annual Meeting of Stockholders but not intended to be included in our proxy statement and the form of proxy for such meeting, they must be received by us at our executive offices in South San Francisco, California, between February 10, 2016 and March 11, 2016. You are also advised to review our Amended and Restated Bylaws, which contain additional requirements about advance notice of stockholder proposals. The Board has not determined the date of the 2016 Annual Meeting of Stockholders, but does not currently anticipate that the date will be changed by more than 30 calendar days from the date of this year’s Annual Meeting.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

A copy of our Annual Report on Form 10-K for the year ended December 31, 2014, filed with the SEC on March 12, 2015, which includes certain financial information about the Company, is being provided with this Proxy Statement. Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 as filed with the SEC (exclusive of exhibits and documents incorporated by reference), may also be obtained without charge by directing written requests to: Diadexus, Inc., Attention: Lori R. Rafield, Chief Executive Officer, 349 Oyster Point Boulevard, South San Francisco, CA 94080. Copies of exhibits filed with and documents incorporated by reference in the Annual Report on Form 10-K will be furnished to stockholders upon written request and payment of the Company’s reasonable expense in connection with the furnishing of such documents. You may also obtain the Annual Report on Form 10-K over the Internet at the SEC’s website, http://www.sec.gov, or at http://investors.diadexus.com/annuals.cfm.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

Unless contrary instructions are received, the SEC allows us to send a single copy of the Notice of Internet Availability of Proxy Materials and other Annual Meeting materials to any household at which two or more stockholders reside if we reasonably believe the stockholders are members of the same family. Each stockholder in the household will continue to receive a separate proxy card, if you request one or we choose to send one. This process is known as “householding” and helps reduce the volume of duplicate information received at a single household, which reduces costs and expenses borne by us.

If you received only a single Notice of Internet Availability of Proxy Materials or set of Annual Meeting materials and would like to receive a separate Notice or set of materials, follow the instructions described below and we will deliver another Notice or set of materials, as applicable, to you promptly. Similarly, if you share an address with another stockholder(s) and you would like to receive only a single Notice or set of materials in the future, follow the instructions below:

1. If your shares are registered in your own name, please contact our transfer agent by writing to them at Computershare, P.O. Box 30170, College Station, TX 77842-3170, except for overnight correspondence, which should be sent to: Computershare, 211 Quality Circle, Suite 201, College Station, TX 77845, Toll Free Number (800) 851-9677, Outside the U.S. (201) 680-6578, Hearing Impaired (800) 490-1493, TDD International Shareholders (781) 575-4592, Internet address: https://www.computershare.com/investor.

2. If a bank, broker or other nominee holds your shares in “street name,” please contact your bank, broker or other nominee directly.

OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

Our Board knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Stockholders which may properly come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournments or postponements thereof, it is the intention of the persons named as proxies to vote the shares represented by all valid proxies in accordance with their judgment of what is in the best interest of the Company.

By Order of the Board of Directors.

Lori F. Rafield, Ph.D.

Chief Executive Officer

South San Francisco, California

April 29, 2015

Appendix A-1

CERTIFICATE OF AMENDMENT TO THE

RESTATED CERTIFICATE OF INCORPORATION

OF

DIADEXUS, INC.

DIADEXUS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies that:

FIRST: The name of the Corporation is diaDexus, Inc. The Corporation was originally incorporated under the name “Genevax, Inc.” and the Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on November 27, 1995.

SECOND: The Corporation filed a Restated Certificate of Incorporation on November 10, 2010, a Change of Registered Agent and Registered Office on January 21, 2011 and a Certificate of Amendment to the Restated Certificate of Incorporation on July 14, 2011 (collectively, the “Restated Certificate of Incorporation”).

THIRD: This Certificate of Amendment to the Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware.

FOURTH: Article 4 of the Restated Certificate of Incorporation is hereby amended and restated in its entirety as follows:

“ARTICLE 4

CAPITAL STOCK

4.1 The total number of shares of stock that the corporation is authorized to issue is 70,000,000, consisting of 50,000,000 shares of common stock, par value $0.01 per share, and 20,000,000 shares of preferred stock, par value $0.01 per share. The common stock will be subject to the rights and preferences of the preferred stock as set forth in this Restated Certificate of Incorporation and the resolution or resolutions providing for the issue of any such stock adopted by the board of directors.

4.2 Shares of stock within the class of either common or preferred stock may be issued from time to time in one or more series in any manner permitted by law and the provisions of this Restated Certificate of Incorporation. The corporation’s classes or series of stock may have such voting powers, full or limited, or no voting powers; such designations, preferences and relative, participating, optional or other special rights; and such qualifications, limitations or restrictions on the same, as may be stated or expressed in the resolution or resolutions providing for the issue of such stock adopted by the board of directors.

4.3 Any of the voting powers, designations, preferences, rights and qualifications, limitations or restrictions of any such class or series of stock may be made dependent upon “facts” (within the meaning of Section 151(a) of the Delaware General Corporation Law, as the same may be amended from time to time) ascertainable outside of the resolution or resolutions providing for the issue of such stock adopted by the board of directors, provided, that the manner in which such facts shall operate upon the voting powers, designations, preferences, rights and qualifications, limitations or restrictions of such class or series of stock is set forth in the resolution or resolutions providing for the issue of such stock adopted by the board of directors.

4.4 The preferred stock may be made subject to redemption by the corporation at such price, in such amount, on such terms and conditions and at such times as shall be stated in the resolution or resolutions providing for the issue of such stock adopted by the board of directors. Preferred stock in any event may be repurchased by the corporation to the extent legally permissible.

4.5 The holders of preferred stock shall be entitled to receive dividends at such rates, on such terms and conditions and at such times as shall be stated in the resolution or resolutions providing for the issue of such stock adopted by the board of directors. Such dividends shall be payable in preference or such other relation to the dividends payable on any other class or series of stock as shall be so stated and expressed. If such dividends on preferred stock are cumulative, then, if dividends shall not have been paid, the deficiency shall be fully paid or provided for as required by the terms under which the series was issued prior to payment of any dividend on common stock.

4.6 Holders of preferred stock shall be entitled to such rights upon dissolution, or upon any distribution of the assets, of the corporation as shall be stated in the resolution or resolutions providing for the issue of such stock adopted by the board of directors.

4.7 Stock of any class or series may be made convertible into, or exchangeable for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation, at the option of either the holder or the corporation or upon the happening of a specified event, at such price or prices or at such rate or rates or exchange and with such adjustments as shall be stated in the resolution or resolutions providing for the issuance of such stock adopted by the board of directors.

4.8 Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment to the Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, each eight (8) shares of Common Stock, par value $0.01 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock, par value $0.01 per share; provided, however, that the Corporation shall issue no fractional shares as a result of the actions set forth herein but shall instead pay to the holder of such fractional share a sum in cash equal to such fraction multiplied by the closing sales price of the Common Stock as reported on the OTC Bulletin Board on the last business day before the date this Certificate of Amendment to the Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware.”

FIFTH: This Certificate of Amendment to the Restated Certificate of Incorporation was duly adopted by the stockholders of the Corporation in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Restated Certificate of Incorporation to be signed by its President and Chief Executive Officer this      day of                     , 2015.

diaDexus, Inc.

By:
Lori F. Rafield, Chief Executive Officer

Appendix A-2

CERTIFICATE OF AMENDMENT TO THE

RESTATED CERTIFICATE OF INCORPORATION

OF

DIADEXUS, INC.

DIADEXUS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies that:

FIRST: The name of the Corporation is diaDexus, Inc. The Corporation was originally incorporated under the name “Genevax, Inc.” and the Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on November 27, 1995.

SECOND: The Corporation filed a Restated Certificate of Incorporation on November 10, 2010, a Change of Registered Agent and Registered Office on January 21, 2011 and a Certificate of Amendment to the Restated Certificate of Incorporation on July 14, 2011 (collectively, the “Restated Certificate of Incorporation”).

THIRD: This Certificate of Amendment to the Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware.

FOURTH: Article 4 of the Restated Certificate of Incorporation is hereby amended and restated in its entirety as follows:

“ARTICLE 4

CAPITAL STOCK

4.1 The total number of shares of stock that the corporation is authorized to issue is 70,000,000, consisting of

50,000,000 shares of common stock, par value $0.01 per share, and 20,000,000 shares of preferred stock, par value $0.01 per share. The common stock will be subject to the rights and preferences of the preferred stock as set forth in this Restated Certificate of Incorporation and the resolution or resolutions providing for the issue of any such stock adopted by the board of directors.

4.2 Shares of stock within the class of either common or preferred stock may be issued from time to time in one or more series in any manner permitted by law and the provisions of this Restated Certificate of Incorporation. The corporation’s classes or series of stock may have such voting powers, full or limited, or no voting powers; such designations, preferences and relative, participating, optional or other special rights; and such qualifications, limitations or restrictions on the same, as may be stated or expressed in the resolution or resolutions providing for the issue of such stock adopted by the board of directors.

4.3 Any of the voting powers, designations, preferences, rights and qualifications, limitations or restrictions of any such class or series of stock may be made dependent upon “facts” (within the meaning of Section 151(a) of the Delaware General Corporation Law, as the same may be amended from time to time) ascertainable outside of the resolution or resolutions providing for the issue of such stock adopted by the board of directors, provided, that the manner in which such facts shall operate upon the voting powers, designations, preferences, rights and qualifications, limitations or restrictions of such class or series of stock is set forth in the resolution or resolutions providing for the issue of such stock adopted by the board of directors.

4.4 The preferred stock may be made subject to redemption by the corporation at such price, in such amount, on such terms and conditions and at such times as shall be stated in the resolution or resolutions providing for the issue of such stock adopted by the board of directors. Preferred stock in any event may be repurchased by the corporation to the extent legally permissible.

4.5 The holders of preferred stock shall be entitled to receive dividends at such rates, on such terms and conditions and at such times as shall be stated in the resolution or resolutions providing for the issue of such stock adopted by the board of directors. Such dividends shall be payable in preference or such other relation to the dividends payable on any other class or series of stock as shall be so stated and expressed. If such dividends on preferred stock are cumulative, then, if dividends shall not have been paid, the deficiency shall be fully paid or provided for as required by the terms under which the series was issued prior to payment of any dividend on common stock.

4.6 Holders of preferred stock shall be entitled to such rights upon dissolution, or upon any distribution of the assets, of the corporation as shall be stated in the resolution or resolutions providing for the issue of such stock adopted by the board of directors.

4.7 Stock of any class or series may be made convertible into, or exchangeable for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation, at the option of either the holder or the corporation or upon the happening of a specified event, at such price or prices or at such rate or rates or exchange and with such adjustments as shall be stated in the resolution or resolutions providing for the issuance of such stock adopted by the board of directors.

4.8 Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment to the Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, each ten (10) shares of Common Stock, par value $0.01 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock, par value $0.01 per share; provided, however, that the Corporation shall issue no fractional shares as a result of the actions set forth herein but shall instead pay to the holder of such fractional share a sum in cash equal to such fraction multiplied by the closing sales price of the Common Stock as reported on the OTC Bulletin Board on the last business day before the date this Certificate of Amendment to the Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware.”

FIFTH: This Certificate of Amendment to the Restated Certificate of Incorporation was duly adopted by the stockholders of the Corporation in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Restated Certificate of Incorporation to be signed by its President and Chief Executive Officer this    day of                     , 2015.

diaDexus, Inc.

By:
Lori F. Rafield, Chief Executive Officer

Appendix A-3

CERTIFICATE OF AMENDMENT TO THE

RESTATED CERTIFICATE OF INCORPORATION

OF

DIADEXUS, INC.

DIADEXUS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies that:

FIRST: The name of the Corporation is diaDexus, Inc. The Corporation was originally incorporated under the name “Genevax, Inc.” and the Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on November 27, 1995.

SECOND: The Corporation filed a Restated Certificate of Incorporation on November 10, 2010, a Change of Registered Agent and Registered Office on January 21, 2011 and a Certificate of Amendment to the Restated Certificate of Incorporation on July 14, 2011 (collectively, the “Restated Certificate of Incorporation”).

THIRD: This Certificate of Amendment to the Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware.

FOURTH: Article 4 of the Restated Certificate of Incorporation is hereby amended and restated in its entirety as follows:

“ARTICLE 4

CAPITAL STOCK

4.1 The total number of shares of stock that the corporation is authorized to issue is 70,000,000, consisting of

50,000,000 shares of common stock, par value $0.01 per share, and 20,000,000 shares of preferred stock, par value $0.01 per share. The common stock will be subject to the rights and preferences of the preferred stock as set forth in this Restated Certificate of Incorporation and the resolution or resolutions providing for the issue of any such stock adopted by the board of directors.

4.2 Shares of stock within the class of either common or preferred stock may be issued from time to time in one or more series in any manner permitted by law and the provisions of this Restated Certificate of Incorporation. The corporation’s classes or series of stock may have such voting powers, full or limited, or no voting powers; such designations, preferences and relative, participating, optional or other special rights; and such qualifications, limitations or restrictions on the same, as may be stated or expressed in the resolution or resolutions providing for the issue of such stock adopted by the board of directors.

4.3 Any of the voting powers, designations, preferences, rights and qualifications, limitations or restrictions of any such class or series of stock may be made dependent upon “facts” (within the meaning of Section 151(a) of the Delaware General Corporation Law, as the same may be amended from time to time) ascertainable outside of the resolution or resolutions providing for the issue of such stock adopted by the board of directors, provided, that the manner in which such facts shall operate upon the voting powers, designations, preferences, rights and qualifications, limitations or restrictions of such class or series of stock is set forth in the resolution or resolutions providing for the issue of such stock adopted by the board of directors.

4.4 The preferred stock may be made subject to redemption by the corporation at such price, in such amount, on such terms and conditions and at such times as shall be stated in the resolution or resolutions providing for the issue of such stock adopted by the board of directors. Preferred stock in any event may be repurchased by the corporation to the extent legally permissible.

4.5 The holders of preferred stock shall be entitled to receive dividends at such rates, on such terms and conditions and at such times as shall be stated in the resolution or resolutions providing for the issue of such stock adopted by the board of directors. Such dividends shall be payable in preference or such other relation to the dividends payable on any other class or series of stock as shall be so stated and expressed. If such dividends on preferred stock are cumulative, then, if dividends shall not have been paid, the deficiency shall be fully paid or provided for as required by the terms under which the series was issued prior to payment of any dividend on common stock.

4.6 Holders of preferred stock shall be entitled to such rights upon dissolution, or upon any distribution of the assets, of the corporation as shall be stated in the resolution or resolutions providing for the issue of such stock adopted by the board of directors.

4.7 Stock of any class or series may be made convertible into, or exchangeable for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation, at the option of either the holder or the corporation or upon the happening of a specified event, at such price or prices or at such rate or rates or exchange and with such adjustments as shall be stated in the resolution or resolutions providing for the issuance of such stock adopted by the board of directors.

4.8 Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment to the Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, each twelve (12) shares of Common Stock, par value $0.01 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock, par value $0.01 per share; provided, however, that the Corporation shall issue no fractional shares as a result of the actions set forth herein but shall instead pay to the holder of such fractional share a sum in cash equal to such fraction multiplied by the closing sales price of the Common Stock as reported on the OTC Bulletin Board on the last business day before the date this Certificate of Amendment to the Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware.”

FIFTH: This Certificate of Amendment to the Restated Certificate of Incorporation was duly adopted by the stockholders of the Corporation in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Restated Certificate of Incorporation to be signed by its President and Chief Executive Officer this     day of                     , 2015.

diaDexus, Inc.

By:
Lori F. Rafield, Chief Executive Officer

Appendix A-4

CERTIFICATE OF AMENDMENT TO THE

RESTATED CERTIFICATE OF INCORPORATION

OF

DIADEXUS, INC.

DIADEXUS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies that:

FIRST: The name of the Corporation is diaDexus, Inc. The Corporation was originally incorporated under the name “Genevax, Inc.” and the Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on November 27, 1995.

SECOND: The Corporation filed a Restated Certificate of Incorporation on November 10, 2010, a Change of Registered Agent and Registered Office on January 21, 2011 and a Certificate of Amendment to the Restated Certificate of Incorporation on July 14, 2011 (collectively, the “Restated Certificate of Incorporation”).

THIRD: This Certificate of Amendment to the Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware.

FOURTH: Article 4 of the Restated Certificate of Incorporation is hereby amended and restated in its entirety as follows:

“ARTICLE 4

CAPITAL STOCK

4.1 The total number of shares of stock that the corporation is authorized to issue is 70,000,000, consisting of

50,000,000 shares of common stock, par value $0.01 per share, and 20,000,000 shares of preferred stock, par value $0.01 per share. The common stock will be subject to the rights and preferences of the preferred stock as set forth in this Restated Certificate of Incorporation and the resolution or resolutions providing for the issue of any such stock adopted by the board of directors.

4.2 Shares of stock within the class of either common or preferred stock may be issued from time to time in one or more series in any manner permitted by law and the provisions of this Restated Certificate of Incorporation. The corporation’s classes or series of stock may have such voting powers, full or limited, or no voting powers; such designations, preferences and relative, participating, optional or other special rights; and such qualifications, limitations or restrictions on the same, as may be stated or expressed in the resolution or resolutions providing for the issue of such stock adopted by the board of directors.

4.3 Any of the voting powers, designations, preferences, rights and qualifications, limitations or restrictions of any such class or series of stock may be made dependent upon “facts” (within the meaning of Section 151(a) of the Delaware General Corporation Law, as the same may be amended from time to time) ascertainable outside of the resolution or resolutions providing for the issue of such stock adopted by the board of directors, provided, that the manner in which such facts shall operate upon the voting powers, designations, preferences, rights and qualifications, limitations or restrictions of such class or series of stock is set forth in the resolution or resolutions providing for the issue of such stock adopted by the board of directors.

4.4 The preferred stock may be made subject to redemption by the corporation at such price, in such amount, on such terms and conditions and at such times as shall be stated in the resolution or resolutions providing for the issue of such stock adopted by the board of directors. Preferred stock in any event may be repurchased by the corporation to the extent legally permissible.

4.5 The holders of preferred stock shall be entitled to receive dividends at such rates, on such terms and conditions and at such times as shall be stated in the resolution or resolutions providing for the issue of such stock adopted by the board of directors. Such dividends shall be payable in preference or such other relation to the dividends payable on any other class or series of stock as shall be so stated and expressed. If such dividends on preferred stock are cumulative, then, if dividends shall not have been paid, the deficiency shall be fully paid or provided for as required by the terms under which the series was issued prior to payment of any dividend on common stock.

4.6 Holders of preferred stock shall be entitled to such rights upon dissolution, or upon any distribution of the assets, of the corporation as shall be stated in the resolution or resolutions providing for the issue of such stock adopted by the board of directors.

4.7 Stock of any class or series may be made convertible into, or exchangeable for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation, at the option of either the holder or the corporation or upon the happening of a specified event, at such price or prices or at such rate or rates or exchange and with such adjustments as shall be stated in the resolution or resolutions providing for the issuance of such stock adopted by the board of directors.

4.8 Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment to the Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, each fifteen (15) shares of Common Stock, par value $0.01 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock, par value $0.01 per share; provided, however, that the Corporation shall issue no fractional shares as a result of the actions set forth herein but shall instead pay to the holder of such fractional share a sum in cash equal to such fraction multiplied by the closing sales price of the Common Stock as reported on the OTC Bulletin Board on the last business day before the date this Certificate of Amendment to the Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware.”

FIFTH: This Certificate of Amendment to the Restated Certificate of Incorporation was duly adopted by the stockholders of the Corporation in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Restated Certificate of Incorporation to be signed by its President and Chief Executive Officer this     day of                    , 2015.

diaDexus, Inc.

By:
Lori F. Rafield, Chief Executive Officer

Appendix B

DIADEXUS, INC.

2012 EQUITY INCENTIVE AWARD PLAN

(LAST AMENDED ON [                    ], 2015)

ARTICLE 1.

PURPOSE

The purpose of the diaDexus, Inc. 2012 Equity Incentive Award Plan (as it may be amended or restated from time to time, the “Plan”) is to promote the success and enhance the value of diaDexus, Inc. (the “Company”) by linking the individual interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

ARTICLE 2.

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1 “Administrator” shall mean the entity that conducts the general administration of the Plan as provided in Article 13. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 13.6, or as to which the Board has assumed, the term “Administrator” shall refer to such person(s) unless the Committee or the Board has revoked such delegation or the Board has terminated the assumption of such duties.

2.2 “Affiliate” shall mean any Subsidiary.

2.3 “Applicable Accounting Standards” shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company’s financial statements under United States federal securities laws from time to time.

2.4 “Award” shall mean an Option, a Restricted Stock award, a Restricted Stock Unit award, a Performance Award, a Dividend Equivalents award, a Deferred Stock award, a Deferred Stock Unit award, a Stock Payment award or a Stock Appreciation Right, which may be awarded or granted under the Plan (collectively, “Awards”).

2.5 “Award Agreement” shall mean any written notice, agreement, terms and conditions, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine consistent with the Plan.

2.6 “Award Limit” shall mean with respect to Awards that shall be payable in Shares or in cash, as the case may be, the respective limit set forth in Section 3.3.

2.7 “Board” shall mean the Board of Directors of the Company.

2.8 “Change in Control” shall mean and includes each of the following:

(a) A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

(b) During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.8(a) or Section 2.8(c)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(c) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(i) Which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(ii) After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.8(c)(ii) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(d) The Company’s stockholders approve a liquidation or dissolution of the Company.

In addition, if a Change in Control constitutes a payment event or a toggle event with respect to any Award which provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award must also constitute a “change in control event,” as defined in Treasury Regulation §1.409A-3(i)(5) to the extent required by Section 409A.

The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.

2.9 “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder.

2.10 “Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 13.1.

2.11 “Common Stock” shall mean the common stock of the Company.

2.12 “Company” shall have the meaning set forth in Article 1.

2.13 “Consultant” shall mean any consultant or adviser engaged to provide services to the Company or any Affiliate that qualifies as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement.

2.14 “Covered Employee” shall mean any Employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.

2.15 “Deferred Stock” shall mean a right to receive Shares awarded under Section 10.4.

2.16 “Deferred Stock Unit” shall mean a right to receive Shares awarded under Section 10.5.

2.17 “Director” shall mean a member of the Board, as constituted from time to time.

2.18 “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Shares) of dividends paid on Shares, awarded under Section 10.2.

2.19 “DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.

2.20 “Effective Date” shall mean the date the Plan is approved by the Board, subject to approval of the Plan by the Company’s stockholders.

2.21 “Eligible Individual” shall mean any person who is an Employee, a Consultant or a Non-Employee Director, as determined by the Committee.

2.22 “Employee” shall mean any officer or other employee (as determined in accordance with Section 3401(c) of the Code and the Treasury Regulations thereunder) of the Company or of any Affiliate.

2.23 “Equity Restructuring” shall mean a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of shares of Common Stock (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.

2.24 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

2.25 “Fair Market Value” shall mean, as of any given date, the value of a Share determined as follows:

(a) If the Common Stock is listed on any (i) established securities exchange (such as the New York Stock Exchange, the NASDAQ Global Market and the NASDAQ Global Select Market), (ii) national market system or (iii) automated quotation system on which the Shares are listed, quoted or traded, its Fair Market Value shall be the closing sales price for a share of Common Stock as quoted on such exchange or system for such date or, if there is no closing sales price for a share of Common Stock on the date in question, the closing sales price for a share of Common Stock on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b) If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a share of Common Stock on such date, the high bid and low asked prices for a share of Common Stock on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c) If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith.

2.26 “Greater Than 10% Stockholder” shall mean an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary corporation (as defined in Section 424(f) of the Code) or parent corporation thereof (as defined in Section 424(e) of the Code).

2.27 “Holder” shall mean a person who has been granted an Award.

2.28 “Incentive Stock Option” shall mean an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.

2.29 “Non-Employee Director” shall mean a Director of the Company who is not an Employee.

2.30 “Non-Employee Director Equity Compensation Policy” shall have the meaning set forth in Section 4.6.

2.31 “Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option.

2.32 “Option” shall mean a right to purchase Shares at a specified exercise price, granted under Article 6. An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall only be Non-Qualified Stock Options.

2.33 “Option Term” shall have the meaning set forth in Section 6.4.

2.34 “Parent” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities ending with the Company if each of the entities other than the Company beneficially owns, at the time of the determination, securities or interests representing at least fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.35 “Performance Award” shall mean a cash bonus award, stock bonus award, performance award or incentive award that is paid in cash, Shares or a combination of both, awarded under Section 10.1.

2.36 “Performance-Based Compensation” shall mean any compensation that is intended to qualify as “performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

2.37 “Performance Criteria” shall mean the criteria (and adjustments) that the Committee selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period, determined as follows:

(a) The Performance Criteria that shall be used to establish Performance Goals are limited to the following: (i) net earnings (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation and (D) amortization); (ii) gross or net sales or revenue; (iii) net income (either before or after taxes); (iv) adjusted net income; (v) operating earnings or profit; (vi) cash flow (including, but not limited to, operating cash flow and free cash flow); (vii) return on assets; (viii) return on capital; (ix) return on stockholders’ equity; (x) total stockholder return; (xi) return on sales; (xii) gross or net profit or operating margin; (xiii) costs; (xiv) funds from operations; (xv) expenses; (xvi) working capital; (xvii) earnings per share; (xviii) adjusted earnings per share; (xix) price per share of Common Stock; (xx) regulatory body approval for commercialization of a product; (xxi) implementation or completion of critical projects; (xxii) market share; and (xxiii) economic value, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices.

(b) The Administrator may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under Applicable Accounting Standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; or (xix) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions. For all Awards intended to qualify as Performance-Based Compensation, such determinations shall be made within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.

2.38 “Performance Goals” shall mean, for a Performance Period, one or more goals established in writing by the Administrator for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit or an individual. The achievement of each Performance Goal shall be determined, to the extent applicable, with reference to Applicable Accounting Standards.

2.39 “Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Holder’s right to, and the payment of, an Award.

2.40 “Performance Stock Unit” shall mean a Performance Award awarded under Section 10.1 which is denominated in units of value including dollar value of shares of Common Stock.

2.41 “Permitted Transferee” shall mean, with respect to a Holder, any “family member” of the Holder, as defined under the instructions to use the Form S-8 Registration Statement under the Securities Act, after taking into account any state, federal, local or foreign tax and securities laws applicable to transferable Awards.

2.42 “Plan” shall have the meaning set forth in Article 1.

2.43 “Prior Plans” shall mean the VaxGen, Inc. Amended and Restated 1996 Stock Option Plan, the VaxGen, Inc. Amended and Restated 1998 Director Stock Option Plan and the non-plan option agreements entered into with each of Myron Levine, Michael Richey, Jean-Frédéric Viret and Brian Ward.

2.44 “Program” shall mean any program adopted by the Administrator pursuant to the Plan containing the terms and conditions intended to govern a specified type of Award granted under the Plan and pursuant to which such type of Award may be granted under the Plan.

2.45 “Restricted Stock” shall mean Common Stock awarded under Article 8 that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

2.46 “Restricted Stock Units” shall mean the right to receive Shares awarded under Article 9.

2.47 “Securities Act” shall mean the Securities Act of 1933, as amended.

2.48 “Shares” shall mean shares of Common Stock.

2.49 “Stock Appreciation Right” shall mean a stock appreciation right granted under Article 11.

2.50 “Stock Appreciation Right Term” shall have the meaning set forth in Section 11.4.

2.51 “Stock Payment” shall mean (a) a payment in the form of Shares, or (b) an option or other right to purchase Shares, as part of a bonus, deferred compensation or other arrangement, awarded under Section 10.3.

2.52 “Subsidiary” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.53 “Substitute Award” shall mean an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

2.54 “Termination of Service” shall mean:

(a) As to a Consultant, the time when the engagement of a Holder as a Consultant to the Company or an Affiliate is terminated for any reason, with or without cause, including, without limitation, by resignation, discharge, death or retirement, but excluding terminations where the Consultant simultaneously commences or remains in employment or service with the Company or any Affiliate.

(b) As to a Non-Employee Director, the time when a Holder who is a Non-Employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement, but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Affiliate.

(c) As to an Employee, the time when the employee-employer relationship between a Holder and the Company or any Affiliate is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement; but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Affiliate.

The Administrator, in its sole discretion, shall determine the effect of all matters and questions relating to Terminations of Service, including, without limitation, the question of whether a Termination of Service resulted from a discharge for cause and all questions of whether particular leaves of absence constitute a Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of the Program, the Award Agreement or otherwise, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Service only if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. For purposes of the Plan, a Holder’s employee-employer relationship or consultancy relations shall be deemed to be terminated in the event that the Affiliate employing or contracting with such Holder ceases to remain an Affiliate following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).

ARTICLE 3.

SHARES SUBJECT TO THE PLAN

3.1 Number of Shares.

(a) Subject to Section 14.2 and Section 3.1(b) the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan is the sum of (i) the 3,000,000 Shares, the Company’s stockholders approved in May 2012, (ii) the 4,000,000 Shares, the Company’s stockholders approved in May 2013, (iii) the 4,000,000 shares, the Company’s stockholders approved in May 2015, (iv) the 1,685,492 Shares which as of March 31, 2012 were available for issuance under the Prior Plans, and (v) the 10,318,904 Shares that were subject to awards outstanding under the Prior Plans as of March 31, 2012, which are forfeited or lapse unexercised and which following March 31, 2012 are not issued under the Prior Plans; provided, however, no more than 15,000,000 Shares may be issued upon the exercise of Incentive Stock Options.

(b) If any Shares subject to an Award are forfeited or expire or such Award is settled for cash (in whole or in part), the Shares subject to such Award shall, to the extent of such forfeiture, expiration or cash settlement, again be available for future grants of Awards under the Plan. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under Section 3.1(a) and will not be available for future grants of Awards: (i) Shares tendered by a Holder or withheld by the Company in payment of the exercise price of an Option; (ii) Shares tendered by the Holder or withheld by the Company to satisfy any tax withholding obligation with respect to an Award; (iii) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof; and (iv) Shares purchased on the open market with the cash proceeds from the exercise of Options. Any Shares repurchased by the Company under Section 8.4 at the same price paid by the Holder or a lower price so that such Shares are returned to the Company will again be available for Awards. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan.

(c) Substitute Awards shall not reduce the Shares authorized for grant under the Plan. Additionally, in the event that a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Affiliates immediately prior to such acquisition or combination.

3.2 Stock Distributed. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, treasury Common Stock or Common Stock purchased on the open market.

3.3 Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Section 14.2, the maximum aggregate number of Shares with respect to one or more Awards that may be granted to any one person during any calendar year shall be 2,000,000 and the maximum aggregate amount of cash that may be paid in cash to any one person during any calendar year with respect to one or more Awards payable in cash shall be $3,000,000. To the extent required by Section 162(m) of the Code, Shares subject to Awards which are canceled shall continue to be counted against the Award Limit.

ARTICLE 4.

GRANTING OF AWARDS

4.1 Participation. The Administrator may, from time to time, select from among all Eligible Individuals, those to whom an Award shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan. Except as provided in Section 4.6 regarding the grant of Awards pursuant to the Non-Employee Director Equity Compensation Policy, no Eligible Individual shall have any right to be granted an Award pursuant to the Plan.

4.2 Award Agreement. Each Award shall be evidenced by an Award Agreement that sets forth the terms, conditions and limitations for such Award, which may include the term of the Award, the provisions applicable in the event of the Holder’s Termination of Service, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award. Award Agreements evidencing Awards intended to qualify as Performance-Based Compensation shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

4.3 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

4.4 At-Will Employment; Voluntary Participation. Nothing in the Plan or in any Program or Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Director or Consultant for, the Company or any Affiliate, or shall interfere with or restrict in any way the rights of the Company and any Affiliate, which rights are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, and with or without notice, or to terminate or change all other terms and conditions of employment or engagement, except to the extent expressly provided otherwise in a written agreement between the Holder and the Company or any Affiliate. Participation by each Holder in the Plan shall be voluntary and nothing in the Plan shall be construed as mandating that any Eligible Individual shall participate in the Plan.

4.5 Foreign Holders. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in countries other than the United States in which the Company and its Affiliates operate or have Employees, Non-Employee Directors or Consultants, or in order to comply with the requirements of any foreign securities exchange, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Affiliates shall be covered by the Plan; (b) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with applicable foreign laws or listing requirements of any such foreign securities exchange; (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Sections 3.1 and 3.3; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign securities exchange. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Code, the Exchange Act, the Securities Act, any other securities law or governing statute, the rules of the securities exchange or automated quotation system on which the Shares are listed, quoted or traded or any other applicable law. For purposes of the Plan, all references to foreign laws, rules, regulations or taxes shall be references to the laws, rules, regulations and taxes of any applicable jurisdiction other than the United States or a political subdivision thereof.

4.6 Non-Employee Director Awards. The Administrator may, in its discretion, provide that Awards granted to Non-Employee Directors shall be granted pursuant to a written non-discretionary formula established by the Administrator (the “Non-Employee Director Equity Compensation Policy”), subject to the limitations of the Plan. The Non-Employee Director Equity Compensation Policy shall set forth the type of Award(s) to be granted to Non-Employee Directors, the number of Shares to be subject to Non-Employee Director Awards, the conditions on which such Awards shall be granted, become exercisable and/or payable and expire, and such other terms and conditions as the Administrator shall determine in its discretion. The Non-Employee Director Equity Compensation Policy may be modified by the Administrator from time to time in its discretion.

4.7 Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the sole discretion of the Administrator, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

ARTICLE 5.

PROVISIONS APPLICABLE TO AWARDS INTENDED TO QUALIFY AS

PERFORMANCE-BASED COMPENSATION.

5.1 Purpose. The Committee, in its sole discretion, may determine at the time an Award is granted or at any time thereafter whether such Award is intended to qualify as Performance-Based Compensation. If the Committee, in its sole discretion, decides to grant such an Award to an Eligible Individual that is intended to qualify as Performance-Based Compensation, then the provisions of this Article 5 shall control over any contrary provision contained in the Plan. The Administrator may in its sole discretion grant Awards to other Eligible Individuals that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 5 and that are not intended to qualify as Performance-Based Compensation. Unless otherwise specified by the Administrator at the time of grant, the Performance Criteria with respect to an Award intended to be Performance-Based Compensation payable to a Covered Employee shall be determined on the basis of Applicable Accounting Standards.

5.2 Applicability. The grant of an Award to an Eligible Individual for a particular Performance Period shall not require the grant of an Award to such Individual in any subsequent Performance Period and the grant of an Award to any one Eligible Individual shall not require the grant of an Award to any other Eligible Individual in such period or in any other period.

5.3 Types of Awards. Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to an Eligible Individual intended to qualify as Performance-Based Compensation, including, without limitation, Restricted Stock the restrictions with respect to which lapse upon the attainment of specified Performance Goals, Restricted Stock Units that vest and become payable upon the attainment of specified Performance Goals and any Performance Awards described in Article 10 that vest or become exercisable or payable upon the attainment of one or more specified Performance Goals.

5.4 Procedures with Respect to Performance-Based Awards. To the extent necessary to comply with the requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted to one or more Eligible Individuals which is intended to qualify as Performance-Based Compensation, no later than 90 days following the commencement of any Performance Period or any designated fiscal period or period of service (or such earlier time as may be required under Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Eligible Individuals, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period based on the Performance Criteria, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether and the extent to which the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned under such Awards, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant, including the assessment of individual or corporate performance for the Performance Period.

5.5 Payment of Performance-Based Awards. Unless otherwise provided in the applicable Program or Award Agreement or pursuant to Section 14.2 and only to the extent otherwise permitted by Section 162(m)(4)(C) of the Code, as to an Award that is intended to qualify as Performance-Based Compensation, the Holder must be employed by the Company or an Affiliate throughout the Performance Period. Unless otherwise provided in the applicable Performance Goals, Program or Award Agreement, a Holder shall be eligible to receive payment pursuant to such Awards for a Performance Period only if and to the extent the Performance Goals for such period are achieved.

5.6 Additional Limitations. Notwithstanding any other provision of the Plan and except as otherwise determined by the Administrator, any Award which is granted to an Eligible Individual and is intended to qualify as Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code or any regulations or rulings issued thereunder that are requirements for qualification as Performance-Based Compensation, and the Plan, the Program and the Award Agreement shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 6.

GRANTING OF OPTIONS

6.1 Granting of Options to Eligible Individuals. The Administrator is authorized to grant Options to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine which shall not be inconsistent with the Plan.

6.2 Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee of the Company or any subsidiary corporation (as defined in Section 424(f) of the Code) of the Company. No person who qualifies as a Greater Than 10% Stockholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code. Any Incentive Stock Option granted under the Plan may be modified by the Administrator, with the consent of the Holder, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code. To the extent that the aggregate Fair Market Value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year under the Plan, and all other plans of the Company and any subsidiary or parent corporation thereof (each as defined in Section 424(f) and (e) of the Code, respectively), exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted and the Fair Market Value of stock shall be determined as of the time the respective options were granted.

6.3 Option Exercise Price. Except as provided in Article 14, the exercise price per Share subject to each Option shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such price shall not be less than 110% of the Fair Market Value of a Share on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

6.4 Option Term. The term of each Option (the “Option Term”) shall be set by the Administrator in its sole discretion; provided, however, that the Option Term shall not be more than ten (10) years from the date the Option is granted, or five (5) years from the date an Incentive Stock Option is granted to a Greater Than 10% Stockholder. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Holder has the right to exercise the vested Options, which time period may not extend beyond the last day of the Option Term. Except as limited by the requirements of Section 409A or Section 422 of the Code and regulations and rulings thereunder, the Administrator may extend the Option Term of any outstanding Option, may extend the time period during which vested Options may be exercised following any Termination of Service of the Holder, and may amend any other term or condition of such Option relating to such a Termination of Service.

6.5 Option Vesting.

(a) The period during which the right to exercise, in whole or in part, an Option vests in the Holder shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. Such vesting may be based on service with the Company or any Affiliate, any of the Performance Criteria, or any other criteria selected by the Administrator.

(b) No portion of an Option which is unexercisable at a Holder’s Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the Program, the Award Agreement or by action of the Administrator following the grant of the Option.

6.6 Substitute Awards. Notwithstanding the foregoing provisions of this Article 6 to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant; provided that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

6.7 Substitution of Stock Appreciation Rights. The Administrator may provide in the applicable Program or the Award Agreement evidencing the grant of an Option that the Administrator, in its sole discretion, shall have the right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option; provided that such Stock Appreciation Right shall be exercisable with respect to the same number of Shares for which such substituted Option would have been exercisable, and shall also have the same exercise price, vesting schedule and remaining Option Term as the substituted Option.

ARTICLE 7.

EXERCISE OF OPTIONS

7.1 Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise must be with respect to a minimum number of shares.

7.2 Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a) A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

(b) Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal, state or foreign securities laws or regulations, the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded or any other applicable law. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c) In the event that the Option shall be exercised pursuant to Section 12.3 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option, as determined in the sole discretion of the Administrator; and

(d) Full payment of the exercise price and applicable withholding taxes to the stock administrator of the Company for the shares with respect to which the Option, or portion thereof, is exercised, in a manner permitted by Section 12.1 and 12.2.

7.3 Notification Regarding Disposition. The Holder shall give the Company prompt written or electronic notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option which occurs within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the transfer of such shares to such Holder.

ARTICLE 8.

AWARD OF RESTRICTED STOCK

8.1 Award of Restricted Stock.

(a) The Administrator is authorized to grant Restricted Stock to Eligible Individuals, and shall determine the terms and conditions, including the restrictions applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

(b) The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value, if any, of the Shares to be purchased, unless otherwise permitted by applicable law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

8.2 Rights as Stockholders. Subject to Section 8.4, upon issuance of Restricted Stock, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said shares, subject to the restrictions in the applicable Program or in each individual Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that, in the sole discretion of the Administrator, any extraordinary distributions with respect to the Shares shall be subject to the restrictions set forth in Section 8.3.

8.3 Restrictions. All shares of Restricted Stock (including any shares received by Holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of the applicable Program or in each individual Award Agreement, be subject to such restrictions and vesting requirements as the Administrator shall provide. Such restrictions may include, without limitation, restrictions concerning voting rights and transferability and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Administrator, including, without limitation, criteria based on the Holder’s duration of employment, directorship or consultancy with the Company, the Performance Criteria, Company performance, individual performance or other criteria selected by the Administrator. By action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of such Restricted Stock by removing any or all of the restrictions imposed by the terms of the Program or the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.

8.4 Repurchase or Forfeiture of Restricted Stock. Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, if no price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Holder’s rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company and cancelled without consideration. If a price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Company shall have the right to repurchase from the Holder the unvested Restricted Stock then subject to restrictions at a cash price per share equal to the price paid by the Holder for such Restricted Stock or such other amount as may be specified in the Program or the Award Agreement. Notwithstanding the foregoing, the Administrator in its sole discretion may provide that in the event of certain events, including a Change in Control, the Holder’s death, retirement or disability or any other specified Termination of Service or any other event, the Holder’s rights in unvested Restricted Stock shall not lapse, such Restricted Stock shall vest and, if applicable, the Company shall not have a right of repurchase.

8.5 Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine. Certificates or book entries evidencing shares of Restricted Stock must include an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock. The Company may, in it sole discretion, (a) retain physical possession of any stock certificate evidencing shares of Restricted Stock until the restrictions thereon shall have lapsed and/or (b) require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Holder deliver a stock power, endorsed in blank, relating to such Restricted Stock.

8.6 Section 83(b) Election. If a Holder makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.

ARTICLE 9.

AWARD OF RESTRICTED STOCK UNITS

9.1 Grant of Restricted Stock Units. The Administrator is authorized to grant Awards of Restricted Stock Units to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator.

9.2 Term. Except as otherwise provided herein, the term of a Restricted Stock Unit award shall be set by the Administrator in its sole discretion.

9.3 Purchase Price. The Administrator shall specify the purchase price, if any, to be paid by the Holder to the Company with respect to any Restricted Stock Unit award; provided, however, that value of the consideration shall not be less than the par value of a Share, unless otherwise permitted by applicable law.

9.4 Vesting of Restricted Stock Units. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including, without limitation, vesting based upon the Holder’s duration of service to the Company or any Affiliate, one or more Performance Criteria, Company performance, individual performance or other specific criteria, in each case on a specified date or dates or over any period or periods, as determined by the Administrator.

9.5 Maturity and Payment. At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Holder (if permitted by the applicable Award Agreement); provided that, except as otherwise determined by the Administrator, set forth in any applicable Award Agreement, and subject to compliance with Section 409A of the Code, in no event shall the maturity date relating to each Restricted Stock Unit occur following the later of (a) the 15th day of the third month following the end of calendar year in which the Restricted Stock Unit vests; or (b) the 15th day of the third month following the end of the Company’s fiscal year in which the Restricted Stock Unit vests. On the maturity date, the Company shall, subject to Section 12.4(e), transfer to the Holder one unrestricted, fully transferable share of Common Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited, or in the sole discretion of the Administrator, an amount in cash equal to the Fair Market Value of such shares on the maturity date or a combination of cash and Common Stock as determined by the Administrator.

9.6 Payment upon Termination of Service. An Award of Restricted Stock Units shall only be payable while the Holder is an Employee, a Consultant or a member of the Board, as applicable; provided, however, that the Administrator, in its sole and absolute discretion may provide (in an Award Agreement or otherwise) that a Restricted Stock Unit award may be paid subsequent to a Termination of Service in certain events, including a Change in Control, the Holder’s death, retirement or disability or any other specified Termination of Service.

9.7 No Rights as a Stockholder. Unless otherwise determined by the Administrator, a Holder who is awarded Restricted Stock Units shall possess no incidents of ownership with respect to the Shares represented by such Restricted Stock Units, unless and until the same are transferred to the Holder pursuant to the terms of this Plan and the Award Agreement.

9.8 Dividend Equivalents. Subject to Section 10.2, the Administrator may, in its sole discretion, provide that Dividend Equivalents shall be earned by a Holder of Restricted Stock Units based on dividends declared on the Common Stock, to be credited as of dividend payment dates during the period between the date an Award of Restricted Stock Units is granted to a Holder and the maturity date of such Award.

ARTICLE 10.

AWARD OF PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, STOCK PAYMENTS, DEFERRED STOCK, DEFERRED STOCK UNITS

10.1 Performance Awards.

(a) The Administrator is authorized to grant Performance Awards, including Awards of Performance Stock Units, to any Eligible Individual and to determine whether such Performance Awards shall be Performance-Based Compensation. The value of Performance Awards, including Performance Stock Units, may be linked to any one or more of the Performance Criteria or other specific criteria determined by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Performance Awards, including Performance Stock Unit awards may be paid in cash, Shares, or a combination of cash and Shares, as determined by the Administrator.

(b) Without limiting Section 10.1(a), the Administrator may grant Performance Awards to any Eligible Individual in the form of a cash bonus payable upon the attainment of objective Performance Goals, or such other criteria, whether or not objective, which are established by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Any such bonuses paid to a Holder which are intended to be Performance-Based Compensation shall be based upon objectively determinable bonus formulas established in accordance with the provisions of Article 5.

10.2 Dividend Equivalents.

(a) Dividend Equivalents may be granted by the Administrator based on dividends declared on the Common Stock, to be credited as of dividend payment dates during the period between the date an Award is granted to a Holder and the date such Award vests, is exercised, is distributed or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator.

(b) Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights.

10.3 Stock Payments. The Administrator is authorized to make Stock Payments to any Eligible Individual. The number or value of shares of any Stock Payment shall be determined by the Administrator and may be based upon one or more Performance Criteria or any other specific criteria, including service to the Company or any Affiliate, determined by the Administrator. Shares underlying a Stock Payment which is subject to a vesting schedule or other conditions or criteria set by the Administrator will not be issued until those conditions have been satisfied. Unless otherwise provided by the Administrator, a Holder of a Stock Payment shall have no rights as a Company stockholder with respect to such Stock Payment until such time as the Stock Payment has vested and the Shares underlying the Award have been issued to the Holder. Stock Payments may, but are not required to, be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to such Eligible Individual.

10.4 Deferred Stock. The Administrator is authorized to grant Deferred Stock to any Eligible Individual. The number of shares of Deferred Stock shall be determined by the Administrator and may (but is not required to) be based on one or more Performance Criteria or other specific criteria, including service to the Company or any Affiliate, as the Administrator determines, in each case on a specified date or dates or over any period or periods determined by the Administrator. Shares underlying a Deferred Stock award which is subject to a vesting schedule or other conditions or criteria set by the Administrator will be issued on the vesting date(s) or date(s) that those conditions and criteria have been satisfied, as applicable. Unless otherwise provided by the Administrator, a Holder of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Award has vested and any other applicable conditions and/or criteria have been satisfied and the Shares underlying the Award have been issued to the Holder.

10.5 Deferred Stock Units. The Administrator is authorized to grant Deferred Stock Units to any Eligible Individual. The number of Deferred Stock Units shall be determined by the Administrator and may (but is not required to) be based on one or more Performance Criteria or other specific criteria, including service to the Company or any Affiliate, as the Administrator determines, in each case on a specified date or dates or over any period or periods determined by the Administrator. Each Deferred Stock Unit shall entitle the Holder thereof to receive one share of Common Stock on the date the Deferred Stock Unit becomes vested or upon a specified settlement date thereafter (which settlement date may (but is not required to) be the date of the Holder’s Termination of Service). Shares underlying a Deferred Stock Unit award which is subject to a vesting schedule or other conditions or criteria set by the Administrator will not be issued until on or following the date that those conditions and criteria have been satisfied. Unless otherwise provided by the Administrator, a Holder of Deferred Stock Units shall have no rights as a Company stockholder with respect to such Deferred Stock Units until such time as the Award has vested and any other applicable conditions and/or criteria have been satisfied and the Shares underlying the Award have been issued to the Holder.

10.6 Term. The term of a Performance Award, Dividend Equivalent award, Stock Payment award, Deferred Stock award and/or Deferred Stock Unit award shall be set by the Administrator in its sole discretion.

10.7 Purchase Price. The Administrator may establish the purchase price of a Performance Award, shares distributed as a Stock Payment award, shares of Deferred Stock or shares distributed pursuant to a Deferred Stock Unit award; provided, however, that value of the consideration shall not be less than the par value of a Share, unless otherwise permitted by applicable law.

10.8 Termination of Service. A Performance Award, Stock Payment award, Dividend Equivalent award, Deferred Stock award and/or Deferred Stock Unit award is distributable only while the Holder is an Employee, Director or Consultant, as applicable. The Administrator, however, in its sole discretion may provide that the Performance Award, Dividend Equivalent award, Stock Payment award, Deferred Stock award and/or Deferred Stock Unit award may be distributed subsequent to a Termination of Service in certain events, including a Change in Control, the Holder’s death, retirement or disability or any other specified Termination of Service.

ARTICLE 11.

AWARD OF STOCK APPRECIATION RIGHTS

11.1 Grant of Stock Appreciation Rights.

(a) The Administrator is authorized to grant Stock Appreciation Rights to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine consistent with the Plan.

(b) A Stock Appreciation Right shall entitle the Holder (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the Stock Appreciation Right from the Fair Market Value on the date of exercise of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations the Administrator may impose. Except as described in (c) below or in Section 14.2, the exercise price per Share subject to each Stock Appreciation Right shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value on the date the Stock Appreciation Right is granted.

(c) Notwithstanding the foregoing provisions of Section 11.1(b) to the contrary, in the case of an Stock Appreciation Right that is a Substitute Award, the price per share of the shares subject to such Stock Appreciation Right may be less than 100% of the Fair Market Value per share on the date of grant; provided that the excess of: (i) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (ii) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

11.2 Stock Appreciation Right Vesting.

(a) The period during which the right to exercise, in whole or in part, a Stock Appreciation Right vests in the Holder shall be set by the Administrator and the Administrator may determine that a Stock Appreciation Right may not be exercised in whole or in part for a specified period after it is granted. Such vesting may be based on service with the Company or any Affiliate, or any other criteria selected by the Administrator. At any time after grant of a Stock Appreciation Right, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which a Stock Appreciation Right vests.

(b) No portion of a Stock Appreciation Right which is unexercisable at Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the applicable Program or Award Agreement or by action of the Administrator following the grant of the Stock Appreciation Right.

11.3 Manner of Exercise. All or a portion of an exercisable Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the stock administrator of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a) A written or electronic notice complying with the applicable rules established by the Administrator stating that the Stock Appreciation Right, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Stock Appreciation Right or such portion of the Stock Appreciation Right;

(b) Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal, state or foreign securities laws or regulations. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance; and

(c) In the event that the Stock Appreciation Right shall be exercised pursuant to this Section 11.3 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Stock Appreciation Right.

11.4 Stock Appreciation Right Term. The term of each Stock Appreciation Right (the “Stock Appreciation Right Term”) shall be set by the Administrator in its sole discretion; provided, however, that the term shall not be more than ten (10) years from the date the Stock Appreciation Right is granted. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Holder has the right to exercise the vested Stock Appreciation Rights, which time period may not extend beyond the expiration date of the Stock Appreciation Right Term. Except as limited by the requirements of Section 409A of the Code and regulations and rulings thereunder, the Administrator may extend the Stock Appreciation Right Term of any outstanding Stock Appreciation Right, may extend the time period during which vested Stock Appreciation Rights may be exercised following any Termination of Service of the Holder, and may amend any other term or condition of such Stock Appreciation Right relating to such a Termination of Service.

11.5 Payment. Payment of the amounts payable with respect to Stock Appreciation Rights pursuant to this Article 11 shall be in cash, Shares (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised), or a combination of both, as determined by the Administrator.

ARTICLE 12.

ADDITIONAL TERMS OF AWARDS

12.1 Payment. The Administrator shall determine the methods by which payments by any Holder with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash or check, (b) Shares (including, in the case of payment of the exercise price of an Award, Shares issuable pursuant to the exercise of the Award) or Shares held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences, in each case, having a Fair Market Value on the date of delivery equal to the aggregate payments required, (c) delivery of a written or electronic notice that the Holder has placed a market sell order with a broker with respect to Shares then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to the Company upon settlement of such sale, or (d) other form of legal consideration acceptable to the Administrator. The Administrator shall also determine the methods by which Shares shall be delivered or deemed to be delivered to Holders. Notwithstanding any other provision of the Plan to the contrary, no Holder who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

12.2 Tax Withholding. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Holder to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Holder’s FICA or employment tax obligation) required by law to be withheld with respect to any taxable event concerning a Holder arising as a result of the Plan. The Administrator may in its sole discretion and in satisfaction of the foregoing requirement allow a Holder to elect to have the Company withhold Shares otherwise issuable under an Award (or allow the surrender of Shares). The number of Shares which may be so withheld or surrendered shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income. The Administrator shall determine the fair market value of the Shares, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.

12.3 Transferability of Awards.

(a) Except as otherwise provided in Section 12.3(b):

(i) No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed;

(ii) No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence; and

(iii) During the lifetime of the Holder, only the Holder may exercise an Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a DRO; after the death of the Holder, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Program or Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Holder’s will or under the then applicable laws of descent and distribution.

(b) Notwithstanding Section 12.3(a), the Administrator, in its sole discretion, may determine to permit a Holder to transfer an Award other than an Incentive Stock Option to any one or more Permitted Transferees, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Holder (other than the ability to further transfer the Award); and (iii) the Holder and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal, state and foreign securities laws and (C) evidence the transfer.

(c) Notwithstanding Section 12.3(a), a Holder may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Holder and to receive any distribution with respect to any Award upon the Holder’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Program or Award Agreement applicable to the Holder, except to the extent the Plan, the Program and the Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If the Holder is married and resides in a community property state, a designation of a person other than the Holder’s spouse as his or her beneficiary with respect to more than 50% of the Holder’s interest in the Award shall not be effective without the prior written or electronic consent of the Holder’s spouse. If no beneficiary has been designated or survives the Holder, payment shall be made to the person entitled thereto pursuant to the Holder’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Holder at any time; provided that the change or revocation is filed with the Administrator prior to the Holder’s death.

12.4 Conditions to Issuance of Shares.

(a) Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of any Award, unless and until the Board or the Committee has determined, with advice of counsel, that the issuance of such shares is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the Shares are listed or traded, and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Board or the Committee may require that a Holder make such reasonable covenants, agreements, and representations as the Board or the Committee, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements.

(b) All Share certificates delivered pursuant to the Plan and all shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state, or foreign securities or other laws, rules and regulations and the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted, or traded. The Administrator may place legends on any Share certificate or book entry to reference restrictions applicable to the Shares.

(c) The Administrator shall have the right to require any Holder to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Administrator.

(d) No fractional Shares shall be issued and the Administrator shall determine, in its sole discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding down.

(e) Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by any applicable law, rule or regulation, the Company shall not deliver to any Holder certificates evidencing Shares issued in connection with any Award and instead such Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

12.5 Forfeiture and Claw-Back Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in an Award Agreement or otherwise, or to require a Holder to agree by separate written or electronic instrument, that:

(a)(i) Any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Shares underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (x) a Termination of Service occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (y) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (z) the Holder incurs a Termination of Service for “cause” (as such term is defined in the sole discretion of the Administrator, or as set forth in a written agreement relating to such Award between the Company and the Holder); and

(b) All Awards (including any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of any Award or upon the receipt or resale of any Shares underlying the Award) shall be subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such claw-back policy and/or in the applicable Award Agreement.

12.6 Repricing. Subject to Section 14.2, the Administrator shall have the authority, without the approval of the stockholders of the Company, to amend any outstanding award, in whole or in part, to increase or reduce the price per share or to cancel and replace an Award, in whole or in part, with a cash payment or the grant of an Award having a price per share that is less than, greater than or equal to the price per share of the original Award.

ARTICLE 13.

ADMINISTRATION

13.1 Administrator. The Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall administer the Plan (except as otherwise permitted herein) and, unless otherwise determined by the Board, shall consist solely of two or more Non-Employee Directors appointed by and holding office at the pleasure of the Board, each of whom is intended to qualify as both a “non-employee director” as defined by Rule 16b-3 of the Exchange Act or any successor rule, an “outside director” for purposes of Section 162(m) of the Code and an “independent director” under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded; provided that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 13.l or otherwise provided in any charter of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written or electronic notice to the Board. Vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors and, with respect to such Awards, the terms “Administrator” and “Committee” as used in the Plan shall be deemed to refer to the Board and (b) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 13.6.

13.2 Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan, the Program and the Award Agreement, and to adopt such rules for the administration, interpretation and application of the Plan as are not inconsistent therewith, to interpret, amend or revoke any such rules and to amend any Program or Award Agreement; provided that the rights or obligations of the Holder of the Award that is the subject of any such Program or Award Agreement are not affected materially and adversely by such amendment, unless the consent of the Holder is obtained or such amendment is otherwise permitted under Section 14.10. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or any successor rule, or Section 162(m) of the Code, or any regulations or rules issued thereunder, or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded are required to be determined in the sole discretion of the Committee.

13.3 Action by the Committee. Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

13.4 Authority of Administrator. Subject to the Company’s Bylaws, the Committee’s Charter and any specific designation in the Plan, the Administrator has the exclusive power, authority and sole discretion to:

(a) Designate Eligible Individuals to receive Awards;

(b) Determine the type or types of Awards to be granted to each Eligible Individual;

(c) Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any performance criteria, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;

(e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f) Prescribe the form of each Award Agreement, which need not be identical for each Holder;

(g) Decide all other matters that must be determined in connection with an Award;

(h) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i) Interpret the terms of, and any matter arising pursuant to, the Plan, any Program or any Award Agreement;

(j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan; and

(k) Accelerate wholly or partially the vesting or lapse of restrictions of any Award or portion thereof at any time after the grant of an Award, subject to whatever terms and conditions it selects and Section 14.2(d).

13.5 Decisions Binding. The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Program, any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties.

13.6 Delegation of Authority. To the extent permitted by applicable law or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to Article 13; provided, however, that in no event shall an officer of the Company be delegated the authority to grant awards to, or amend awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under Section 162(m) of the Code and applicable securities laws or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 13.6 shall serve in such capacity at the pleasure of the Board and the Committee.

ARTICLE 14.

MISCELLANEOUS PROVISIONS

14.1 Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 14.1, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company’s stockholders given within twelve (12) months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 14.2, increase the limits imposed in Section 3.1 on the maximum number of shares which may be issued under the Plan. Except as provided in Section 14.10, no amendment, suspension or termination of the Plan shall, without the consent of the Holder, materially and adversely affect any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after the tenth (10th) anniversary of the Effective Date.

14.2 Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

(a) In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of the Company’s stock or the share price of the Company’s stock other than an Equity Restructuring, the Administrator may make equitable adjustments, if any, to reflect such change with respect to (i) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of shares which may be issued under the Plan, and adjustments of the Award Limit); (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; (iii) the number and kind of shares of Common Stock (or other securities or property) for which automatic grants are subsequently to be made to new and continuing Non-Employee Directors pursuant to Section 4.6; (iv) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (v) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

(b) In the event of any transaction or event described in Section 14.2(a) or any unusual or nonrecurring transactions or events affecting the Company, any Affiliate of the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations or accounting principles, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i) To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Holder’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 14.2 the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Holder’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion having an aggregate value not exceeding the amount that could have been attained upon the exercise of such Award or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested;

(ii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii) To make adjustments in the number and type of shares of the Company’s stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future;

(iv) To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Program or Award Agreement; and

(v) To provide that the Award cannot vest, be exercised or become payable after such event.

(c) In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 14.2(a) and 14.2(b):

(i) The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted; and/or

(ii) The Administrator shall make such equitable adjustments, if any, as the Administrator in its discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of shares which may be issued under the Plan, and adjustments of the Award Limit). The adjustments provided under this Section 14.2(c) shall be nondiscretionary and shall be final and binding on the affected Holder and the Company.

(d) In the event that the successor corporation in a Change in Control refuses to assume or substitute for the Award, the Administrator may, in its sole discretion, cause any or all of such Awards to become fully exercisable immediately prior to the consummation of such transaction and all forfeiture restrictions on any or all of such Awards to lapse. If an Award is exercisable in lieu of assumption or substitution in the event of a Change in Control, the Administrator shall notify the Holder that the Award shall be fully exercisable for such period of time determined appropriate by the Administrator, contingent upon the occurrence of the Change in Control. Unless otherwise provided by the Administrator, any Awards which remain unexercised upon the occurrence of a Change in Control that are not assumed by a successor corporation shall terminate upon the consummation of such Change in Control.

(e) For the purposes of this Section 14.2, an Award shall be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each share of Common Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Change in Control was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each share of Common Stock subject to an Award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

(f) The Administrator may, in its sole discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.

(g) With respect to Awards which are granted to Covered Employees and are intended to qualify as Performance-Based Compensation, no adjustment or action described in this Section 14.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify as Performance-Based Compensation, unless the Administrator determines that the Award should not so qualify. No adjustment or action described in this Section 14.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions.

(h) The existence of the Plan, the Program, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(i) In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Equity Restructuring, for reasons of administrative convenience, the Company in its sole discretion may refuse to permit the exercise of any Award during a period of thirty (30) days prior to the consummation of any such transaction.

14.3 Approval of Plan by Stockholders. The Plan will be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the Board’s initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval; provided that such Awards shall not be exercisable, shall not vest and the restrictions thereon shall not lapse and no shares of Common Stock shall be issued pursuant thereto prior to the time when the Plan is approved by the stockholders; and provided, further, that if such approval has not been obtained at the end of said twelve (12) month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void.

14.4 No Stockholders Rights. Except as otherwise provided herein, a Holder shall have none of the rights of a stockholder with respect to shares of Common Stock covered by any Award until the Holder becomes the record owner of such shares of Common Stock.

14.5 Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Holder may be permitted through the use of such an automated system.

14.6 Effect of Plan upon Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Affiliate. Nothing in the Plan shall be construed to limit the right of the Company or any Affiliate: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Affiliate, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

14.7 Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Shares and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal, state, local and foreign laws, rules and regulations (including but not limited to state, federal and foreign securities law and margin requirements), the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded, and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

14.8 Titles and Headings, References to Sections of the Code or Exchange Act. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

14.9 Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of California without regard to conflicts of laws thereof or of any other jurisdiction.

14.10 Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Program pursuant to which such Award is granted and the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan, the Program and any Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan and the applicable Program and Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

14.11 No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Holders or any other persons uniformly.

14.12 Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Holder pursuant to an Award, nothing contained in the Plan or any Program or Award Agreement shall give the Holder any rights that are greater than those of a general creditor of the Company or any Affiliate.

14.13 Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

14.14 Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

Diadexus, Inc.
IMPORTANT ANNUAL MEETING INFORMATION 000004
ENDORSEMENT_LINE SACKPACK
MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
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PRELIMINARY PROXY CARD SUBJECT TO COMPLETION.
C123456789
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on June 8, 2015.
Vote by Internet
Go to www.investorvote.com/DDXS
Or scan the QR code with your smartphone
Follow the steps outlined on the secure website
Vote by telephone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
Follow the instructions provided by the recorded message
Using a black ink pen, mark your votes with an X as shown in X this example. Please do not write outside the designated areas.
Annual Meeting Proxy Card 1234 5678 9012 345
IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
A Proposals — The Board of Directors recommends a vote “FOR” each nominee for election as director in Proposal 1, and “FOR” Proposals 2, 3, 4 and 5. This Proxy will be voted as directed, or if no direction is indicated, will be voted in accordance with the recommendations of the Board of Directors. +
1. Election of Directors:
Nominees For Withhold For Withhold For Withhold
01 - Karen Drexler 02 - Lori F. Rafield 03 - Elizabeth Hutt Pollard
04 - James Sulat 05 - John Curnutte 06 - John Sperzel III
For Against Abstain For Against Abstain
2. An advisory vote to approve named executive officer compensation.
3. To approve a reverse stock split in the range of 1 for 8 to 1 for 15, to be determined by the board of directors in its sole discretion, and a reduction in the number of authorized shares of the Company’s common stock from 100,000,000 shares to 50,000,000 shares.
4. To approve an amendment to the Company’s 2012 Equity Incentive Award Plant to increase the number of shares reserved for issuance thereunder by 4,000,000 shares, prior to giving effect to any reverse stock split.
5. To ratify the appointment of PricewaterhouseCoopers LLP as Diadexus, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2015.
B Non-Voting Items
Change of Address — Please print new address below. Comments — Please print your comments below.
C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
Date (mm/dd/yyyy) — Please print date below.
Signature 1 — Please keep signature within the box.
Signature 2 — Please keep signature within the box.
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MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND +
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Important Notice Regarding the Availability of Proxy
Materials for the Stockholder Meeting To Be Held on June 9, 2015:
The 2015 Proxy Statement, Notice and Annual Report for the year ended December 31, 2014 are available at http://investors.diadexus.com/annuals-proxies.cfm.
Please review the Proxy Statement and vote today
by completing, signing, dating and returning the below proxy card in the postage-paid envelope provided, or mail it to:
Diadexus, Inc., Proxy Services
C/O Computershare Investor Services
PO Box 43101
Providence, RI 02940-5067
IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
Proxy — Diadexus, Inc.
PROXY SOLICITED BY THE BOARD OF DIRECTORS OF
DIADEXUS, INC.
2015 Annual Meeting of Stockholders — June 9, 2015
The undersigned hereby appoints Lori F. Rafield and Leone D. Patterson, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Diadexus, Inc. common stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the 2015 Annual Meeting of Stockholders of Diadexus, Inc. to be held on June 9, 2015 at 1:00 p.m. local time at 349 Oyster Point Boulevard, South San Francisco, CA 94080, or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting.
(Continued and to be marked, dated and signed, on the other side)